   As filed with the Securities and Exchange Commission on November 17, 1995

                                              1933 Act Registration No. 33-40496
                                              1940 Act Registration No. 811-5990


                      SECURITIES AND EXCHANGE COMMISSION
                      ----------------------------------
                            Washington, D.C. 20549
                                   FORM N-1A


            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                                                                        -----
                       Pre-Effective Amendment No.
                                                  ----                  -----
                      Post-Effective Amendment No. 15                     X
                                                  ----                  -----

                                    and/or
                       REGISTRATION STATEMENT UNDER THE
                        INVESTMENT COMPANY ACT OF 1940                  -----
                              Amendment No. 15                            X
                                           ----                         -----


                         IAI INVESTMENT FUNDS VI, INC.
              (Exact Name of Registrant as Specified in Charter)

                      3700 First Bank Place, P.O. Box 357
                         Minneapolis, Minnesota  55440
              (Address of Principal Executive Offices) (Zip Code)

                                (612) 376-2700
             (Registrant's Telephone Number, including Area Code)


Christopher J. Smith, Esq.                   Copy to:
3700 First Bank Place                        Michael J. Radmer, Esq.
P.O. Box 357                                 Dorsey & Whitney
Minneapolis, Minnesota  55440                220 South Sixth Street
(Name and Address of Agent for Service)      Minneapolis, Minnesota  55402

It is proposed that this filing will become effective (check appropriate box)
              immediately upon filing pursuant to paragraph (b)
          ---
              on (date) pursuant to paragraph (b)
          ---
              60 days after filing pursuant to paragraph (a)(i)
          ---
              on (date) pursuant to paragraph (a)(i)
          ---
           X  75 days after filing pursuant to paragraph (a)(ii)
          ---
              on (date) pursuant to paragraph (a)(ii) of Rule 485
          ---

     If appropriate, check the following box:

              this post-effective amendment designates a new effective date for --- a previously filed post-effective amendment

Registrant has registered an indefinite number of securities under the Securities Act of 1933 pursuant to Rule 24f-2 under the Investment Company Act of 1940, as amended. Rule 24f-2 Notices were last filed with the Commission on May 23, 1995.

                         IAI INVESTMENT FUNDS VI, INC.

                                   FORM N-1A
                             CROSS-REFERENCE SHEET


Item Number    Caption                                        Prospectus Caption
-----------    -------------------------------------------    ----------------------------------------------------------
     1         Cover Page.................................    Cover Page of Prospectus

     2         Synopsis...................................    Fund Expense Information

     3         Condensed Financial Information............    Not Applicable

     4         General Description of Registrant..........    Investment Objectives and Policies; Description of
                                                              Common Stock; Additional Information

     5         Management of the Fund.....................    Fund Expense Information; Management; Additional
                                                              Information; Custodian, Transfer Agent and Dividend
                                                              Disbursing Agent

     5A        Management's Discussion of Fund Performance    Not Applicable

     6         Capital Stock and Other Securities             Dividends, Distributions and
                                                              Tax Status; Description of Common Stock;
                                                              Additional Information

     7         Purchase of Securities Being Offered           Computation of Net Asset Value and Pricing; Purchase of
                                                              Shares; Automatic Investment Plan; Exchange Privilege;
                                                              Automatic Exchange Plan; Retirement Plans; Authorized
                                                              Telephone Trading

     8         Redemption or Repurchase                       Systematic Cash Withdrawal Plan;
                                                              Redemption of Shares; Authorized
                                                              Telephone Trading

     9         Pending Legal Proceedings                      Not Applicable


Item Number    Caption                                   Statement of Additional Information Caption
-------------  --------------------------------------    -----------------------------------------------------------
     10        Cover Page............................    Cover Page of Statement of Additional Information

     11        Table of Contents.....................    Table of Contents

     12        General Information and History.......    Management

     13        Investment Objectives and Policies....    Investment Objectives and Policies; Investment Restrictions

     14        Management of the Fund................    Management

     15        Control Persons and Principal
               Holders of Securities................     Management; Capital Stock

     16        Investment Advisory and Other Services    Management

     17        Brokerage Allocation..................    Portfolio Transactions and Allocation of Brokerage

     18        Capital Stock and Other Securities....    Capital Stock

     19        Purchase, Redemption and Pricing......    Purchases and Redemptions In Kind;
               of Securities Being Offered...........    Net Asset Value and Public Offering  Price

     20        Tax Status............................    Tax Status

     21        Underwriters..........................    Not Applicable

     22        Calculation of Performance Data.......    Not Applicable

     23        Financial Statements..................    Financial Statements


                       PROSPECTUS DATED FEBRUARY __, 1996

                           IAI AGGRESSIVE GROWTH FUND


                             3700 FIRST BANK PLACE
                                  P.O. BOX 357
                          MINNEAPOLIS, MINNESOTA 55440
                            TELEPHONE 1-612-376-2700
                                 1-800-945-3863



IAI Aggressive Growth Fund (the "Fund") is a separate portfolio of IAI Investment Funds VI, Inc., a registered investment company authorized to issue its shares of common stock in more than one series. The Fund's investment objective is long-term capital appreciation. The Fund pursues its investment objective by investing primarily in equity securities of U.S. companies that have above-average prospects for growth.


This Prospectus sets forth concisely the information which a prospective investor should know about the Fund before investing and it should be retained for future reference. A "Statement of Additional Information" dated February __, 1996 which provides a further discussion of certain areas in this Prospectus and other matters which may be of interest to some investors, has been filed with the Securities and Exchange Commission and is incorporated herein by reference. For a free copy, call or write the Fund at the address or telephone number shown above.


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                               TABLE OF CONTENTS


FUND EXPENSE INFORMATION........................................   3
FUND DIRECTORS..................................................   3
INVESTMENT PERFORMANCE..........................................   4
INVESTMENT OBJECTIVE  AND POLICIES..............................   4
     Portfolio Securities and Other Investment Techniques.......   5
     Fund Risk Factors..........................................   6
     Investment Restrictions....................................   7
MANAGEMENT......................................................   7
COMPUTATION OF NET ASSET VALUE AND PRICING......................   8
PURCHASE OF SHARES..............................................   9
RETIREMENT PLANS................................................   10
AUTOMATIC INVESTMENT PLAN.......................................   10
REDEMPTION OF SHARES............................................   10
EXCHANGE PRIVILEGE..............................................   11
AUTOMATIC EXCHANGE PLAN.........................................   11
AUTHORIZED TELEPHONE TRADING....................................   11
SYSTEMATIC CASH WITHDRAWAL PLAN.................................   12
DIVIDENDS, DISTRIBUTIONS AND TAX STATUS.........................   12
DESCRIPTION OF COMMON STOCK.....................................   13
COUNSEL AND AUDITORS............................................   13
CUSTODIAN, TRANSFER AGENT AND DIVIDEND DISBURSING AGENT.........   14
ADDITIONAL INFORMATION..........................................   14

                            FUND EXPENSE INFORMATION


SHAREHOLDER TRANSACTION EXPENSES
--------------------------------

Sales Load Imposed on Purchases............................  None
Sales Load Imposed on Reinvested Dividends.................  None
Redemption Fees............................................  None
Exchange Fees..............................................  None


ANNUAL FUND OPERATING EXPENSES (NET OF WAIVER)
----------------------------------------------
(as a percentage of average daily net assets)

Management Fee.............................................  1.25%
Rule 12b-1 Fee.............................................     0%
Other Expenses.............................................     0%
 Total Fund Operating Expenses.............................  1.25%

EXAMPLE:

Based upon the levels of Total Fund Operating
Expenses listed above, you would pay the following            1 Year  3 Years
                                                              ------  -------
expenses on a $1,000 investment, assuming a five percent
annual return and redemption at the end of each period:       $ 13    $ 40


          The purpose of the above table is to assist you in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. The fees set forth in the table reflect estimated fees and expenses of the Fund for its fiscal period ending March 31, 1996. The Fund's investment adviser has voluntarily agreed to waive the Management Fee in excess of 1.25% of the Fund's average daily net assets until March 31, 1997. Absent such voluntary waiver, the Fund would pay 1.40% of its average daily net assets as the Management Fee. Further information concerning fees paid by the Fund is set forth in the section "Management" below and in the Statement of Additional Information.

                                FUND DIRECTORS


               Madeline Betsch               Richard E. Struthers
               W. William Hodgson            J. Peter Thompson
               George R. Long                Charles H. Withers
               Noel P. Rahn

                             INVESTMENT PERFORMANCE

          From time to time the Fund may advertise performance data including monthly, quarterly, yearly or cumulative total return and average annual total return figures. All such figures are based on historical earnings and performance and are not intended to be indicative of future performance. The investment return on and principal value of an investment in the Fund will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

          Total return is the change in value of an investment in the Fund over a given period, assuming reinvestment of any dividends and capital gains. A cumulative total return reflects actual performance over a stated period of time. An average annual total return is a hypothetical rate of return that, if achieved annually, would have produced the same cumulative total return if performance had been constant over the entire period.

          For additional information regarding the calculation of such total return figures, see "Investment Performance" in the Statement of Additional Information. Further information about the performance of the Fund will be contained in the Fund's Annual Report to shareholders which may be obtained without charge from the Fund.

          Comparative performance information may be used from time to time in advertising or marketing the Fund's shares, including data on the performance of other mutual funds, indexes or averages of other mutual funds, indexes of related financial assets or data, and other competing investment and deposit products available from or through other financial institutions. The composition of these indexes, averages or products differs from that of the Fund. The comparison of the Fund to an alternative investment should be made with consideration of differences in features and expected performance. The Fund may also note its mention in newspapers, magazines, or other media from time to time. The Fund assumes no responsibility for the accuracy of such data. For additional information on the types of indexes, averages and periodicals that might be utilized by the Fund in advertising and sales literature, see the section "Investment Performance" in the Statement of Additional Information.


                       INVESTMENT OBJECTIVE  AND POLICIES

          The investment objective of the Fund is long-term capital appreciation. The Fund is designed for investors seeking the opportunity for substantial long-term growth who can accept above average stock market risk and little or no current income. The Fund will pursue its objective by investing primarily in equity securities of U.S. companies that Investment Advisers, Inc.
(IAI), the Fund's investment adviser and manager, believes have above-average prospects for growth. The Fund's investment objective is a fundamental policy and may not be changed without shareholder approval. There can be no assurance that the Fund will achieve its investment objective.

          In general, the Fund will concentrate on companies that have superior performance records, solid market positions, strong balance sheets and a management team capable of sustaining growth. Although IAI expects the Fund will invest primarily in the common stocks of smaller emerging and mid-sized companies, it may invest in the securities of companies of any size that offer strong earnings growth potential. In addition to common stocks the Fund may also invest in securities convertible into common stocks, nonconvertible preferred stocks and nonconvertible debt securities when IAI believes that these securities offer opportunities for capital appreciation. Current income will not be a substantial factor in the selection of securities.

PORTFOLIO SECURITIES AND OTHER INVESTMENT TECHNIQUES

REPURCHASE AGREEMENTS

          The Fund may invest in repurchase agreements relating to the securities in which it may invest. In a repurchase agreement, the Fund buys a security at one price and simultaneously agrees to sell it back at a higher price. Delays or losses could result if the other party to the agreement defaults or becomes bankrupt.

BORROWING

          The Fund may borrow from banks for temporary or emergency purposes or through reverse repurchase agreements. If the Fund borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. If the Fund makes additional investments while borrowings are outstanding, this may be considered a form of leverage.

FOREIGN SECURITIES

          The Fund may invest in securities of foreign issuers in accordance with its investment objective and policies. In considering whether to purchase securities of foreign issuers, IAI will consider the political and economic conditions in a country, the prospect for changes in the value of its currency and the liquidity of the investment in that country's securities markets. The Fund currently intends to limit its investment in foreign securities denominated in foreign currency and not publicly traded in the United States to no more than 15% of the value of its total assets.

ILLIQUID SECURITIES

          The Fund may invest up to 15% of its total assets in securities that are considered illiquid because of the absence of a readily available market or due to legal or contractual restrictions. However, certain restricted securities that are not registered for sale to the general public but that can be resold to institutional investors may be considered liquid pursuant to guidelines adopted by the Board of Directors. The institutional trading market is relatively new, and the liquidity of the Fund's investments could be impaired if trading does not develop or declines.

VENTURE CAPITAL

          The Fund may invest in venture capital limited partnerships and funds which, in turn, invest principally in securities of early stage, developing companies. Investments in venture capital limited partnerships and funds present a number of risks not found in investing in established enterprises including the facts that such a partnership's portfolio will be composed almost entirely of early-stage companies which may lack depth of management and sufficient resources, which may be marketing a new product for which there is no established market, and which may be subject to intense competition from larger companies. Any investment in a venture capital fund will lack liquidity, will be difficult to value, and the Fund will not be entitled to participate in the management of the partnership or fund. If for any reason the services of the general partners of a venture capital limited partnership were to become unavailable, such limited partnership could be adversely affected.

          In addition to investing in venture capital limited partnerships and funds, the Fund may directly invest in early-stage, developing companies. The risks associated with investing in these securities are substantially similar to the risks set forth above. The Fund will typically purchase equity securities in these early stage, developing companies; however from time to time, the Fund may purchase non-investment grade debt securities in the form of convertible notes.

LEVERAGED BUYOUTS

          The Fund may invest in leveraged buyout limited partnerships and funds which, in turn, invest in leveraged buyout transactions ("LBOs"). An LBO, generally, is an acquisition of an existing business by a newly formed corporation financed largely with debt assumed by such newly formed corporation to be later repaid with funds generated from the acquired company. Since most LBOs are by nature highly leveraged (typically with debt to equity ratios of approximately 9 to 1), equity investments in LBOs may appreciate substantially in value given only modest growth in the earnings or cash flow of the acquired business. Investments in LBOs, however, present a number of risks. Investments in LBO limited partnerships and funds will normally lack liquidity and may be subject to intense competition from other LBO limited partnerships and funds. Additionally, if the cash flow of the acquired company is insufficient to service the debt assumed in the LBO, the LBO limited partnership or fund could lose all or part of its investment in such acquired company.

ADJUSTING INVESTMENT EXPOSURE

          The Fund can use various techniques to increase or decrease its exposure to changing security prices, interest rates, currency exchange rates, commodity prices, or other factors that affect security values. These techniques include buying and selling options and futures contracts, entering into currency exchange contracts or swap agreements, purchasing indexed securities, and selling securities short. Because some Fund assets may not be associated with short-term movements in the financial markets, a portion of the Fund may be subject to market participation risk. The Fund may invest in futures contracts in amounts corresponding to its investments in such assets in order to participate fully in market movements.

TEMPORARY DEFENSIVE POSITION

          In unusual market conditions, when IAI believes a temporary defensive position is warranted, the Fund may invest without limitation in investment-grade fixed income securities, that is, securities rated within the four highest grades assigned by Moody's Investors Service, Inc. or Standard & Poor's Corporation, or money market securities (including repurchase agreements).
Money market securities will only be purchased if they have been given one of the two top ratings by a major ratings service or, if unrated, are of comparable quality as determined by IAI. If the Fund maintains a temporary defensive position, investment income may increase and may constitute a large portion of the Fund's return.

PORTFOLIO TURNOVER

          The Fund will dispose of securities without regard to the time they have been held when such action appears advisable to management either as a result of securities having reached a price objective, or by reason of developments not foreseen at the time of the investment decision. Since investment changes usually will be made without reference to the length of time a security has been held, a significant number of short-term transactions may result. Accordingly, the Fund's annual portfolio turnover rate cannot be anticipated and may be relatively high. A higher turnover rate generally results in higher brokerage and other costs for the Fund.

          Further information regarding these and other securities and techniques is contained in the Statement of Additional Information.

FUND RISK FACTORS

FOREIGN INVESTMENT RISK FACTORS

          Investments in foreign securities involve risks that are different in some respects from investments in securities of U.S. issuers, such as the risk of fluctuations in the value of the currencies in which they are denominated, the risk of adverse political and economic developments and, with respect to certain countries, the possibility of expropriation, nationalization or confiscatory taxation or limitations on the removal of funds or other assets of the Fund. Securities of some foreign companies are less liquid and more volatile than securities of comparable domestic companies. There also may be less publicly available information about foreign issuers than domestic issuers, and foreign issuers generally are not subject to the uniform accounting, auditing and financial reporting standards, practices and requirements applicable to domestic issuers. Because the Fund can invest in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency exchange rates may affect the value of securities in the portfolio. Foreign currency exchange rates are determined by forces of supply and demand in the foreign exchange markets and other economic and financial conditions affecting the world economy. A decline in the value of any particular currency against the U.S. dollar will cause a decline in the U.S. dollar value of the Fund's holdings of securities denominated in such currency and, therefore, will cause an overall decline in the Fund's net asset value and net investment income and capital gains, if any, to be distributed in U.S. dollars to shareholders by the Fund. Delays may be encountered in settling securities transactions in certain foreign markets, and the Fund will incur costs in converting foreign currencies into U.S. dollars. Custody charges are generally higher for foreign securities.

RISKS OF TRANSACTIONS IN DERIVATIVES

          IAI may use futures, options, swap and currency exchange agreements as well as short sales to adjust the risk and return characteristics of the Fund's portfolio of investments. If IAI judges market conditions incorrectly or employs a strategy that does not correlate well with the Fund's investments, use of these techniques could result in a loss, regardless of whether the intent was to reduce risk or increase return. Use of these techniques may increase the volatility of the Fund and may involve a small investment of cash relative to the magnitude of risk assumed. Moreover, a liquid secondary market for any futures or options contract may not be available when a futures or options position is sought to be closed. In addition, these techniques could result in a loss if the counterparty to the transaction is unable to perform as promised. Please refer to the Statement of Additional Information which further describes these risks.

RISKS OF INVESTING IN SMALL COMPANIES

          Investing in small companies involves greater risk than is customarily associated with investments in larger, more established companies due to the greater business risks of small size, limited markets and financial resources, narrow product lines and the frequent lack of depth of management. The securities of small companies are often traded over-the-counter and may not be traded in volumes typical on a national securities exchange. Consequently, the securities of small companies may have limited market stability and may be subject to more abrupt or erratic market movements than securities of larger, more established growth companies or the market averages in general. Therefore, shares of the Fund are subject to greater fluctuation in value than shares of a conservative equity fund or of a growth fund which invests entirely in more established growth stocks. The Fund will attempt to reduce the volatility of its share price by diversifying its investments among many companies and different industries.

INVESTMENT RESTRICTIONS

          The Fund is subject to certain other investment policies and restrictions described in the Statement of Additional Information, some of which are fundamental and may not be changed without the approval of the shareholders of the Fund. The Fund is a diversified investment company and has a fundamental policy that, with respect to 75% of its total assets, it may not invest more than 5% of its total assets in any one issuer. The Fund, also as fundamental policies, may not invest more than 25% of its assets in any one industry and may borrow only for temporary or emergency purposes in an amount not exceeding one-third of its total assets. Please refer to the Statement of Additional Information for a further discussion of the Fund's investment restrictions.


                                   MANAGEMENT

          Under Minnesota law, the Fund's Board of Directors is generally responsible for the overall operation and management of the Fund. IAI serves as the investment adviser and manager of the Fund pursuant to a written agreement (the "Management Agreement"). IAI also furnishes investment advice to other concerns including other investment companies, pension and profit sharing plans, portfolios of foundations, religious, educational and charitable institutions, trusts, municipalities and individuals, having total assets in excess of $14 billion. IAI is an affiliate of Hill Samuel Group ("Hill Samuel"), an international merchant banking and financial services group based in London, England. Hill Samuel, in turn, is owned by TSB Group plc, a publicly-held financial services organization headquartered in London, England. TSB Group plc is one of the largest personal and corporate financial services groups in the United Kingdom and is engaged in a wide range of activities including banking, unit linked life assurance, unit trust management, investment management, credit card and finance house business. The address of IAI is that of the Fund. In October 1995, TSB Group plc announced its intention to merge with Lloyds Bank Plc, another U.K.- based financial services organization. The resulting entity will be known as Lloyds TSB Group plc. Although subject to regulatory and shareholder approval, such merger is expected to be consummated by the end of 1995.

          Under the Management Agreement, IAI provides the Fund with investment advice, statistical and research facilities, and certain equipment and services, including, but not limited to, office space and necessary office facilities, equipment, and the services of required personnel. IAI also provides all required administrative, shareholder servicing, stock transfer, redemption, dividend disbursing and accounting services, including, for example, the maintenance of the Fund's accounts, books and records, the daily calculation of the Fund's net asset value, daily and periodic reports, all information necessary to complete tax returns, questionnaires and other reports requested by the Fund, the maintenance of stock registry records, the processing of requested account registration changes and redemption requests, and the administration of payments of dividends and distributions declared by the Fund. In addition, the Management Agreement provides that, except for interest and, in certain circumstances, taxes and extraordinary expenses, IAI shall pay all of the Fund's operating expenses. IAI may also pay qualifying broker-dealers, financial institutions and other entities that provide such services. As compensation for these services, the Management Agreement provides that the Fund will pay IAI an annual fee of 1.40% of the Fund's first $250 million of average daily net assets, 1.35% of the Fund's next $250 million of average daily net assets, and 1.30% of the Fund's average daily net assets in excess of $500 million, less any fees and expenses the Fund pays to its disinterested directors. Until March 31, 1997, IAI has voluntarily agreed to waive the fee due under the Management Agreement in excess of 1.25% of the Fund's average daily net assets.

          The Fund is managed by a team of IAI investment professionals.
Suzanne Zak and Martin Calihan have responsibility for making day-to-day management decisions for the Fund. Ms. Zak is a Senior Vice President and has served as an equity portfolio manager of IAI since joining IAI in 1992. Before joining IAI, Ms. Zak had been a Managing Director of J&W Seligman from 1985 to 1992. Mr. Calihan is a Vice President and has served as an equity analyst for IAI since 1992. Before joining IAI, Mr. Calihan was an equity analyst with Morgan Stanley & Co. from 1991 to 1992 and with State Street Research Management from 1990 to 1991. Ms. Zak and Mr. Calihan have managed the Fund since inception. R. David Spreng is responsible for Fund investments in equity and limited partnership interests in privately-held companies and investment partnerships. Mr. Spreng is a Senior Vice President of IAI and has served IAI in several capacities since 1989.


                   COMPUTATION OF NET ASSET VALUE AND PRICING

          The Fund is open for business each day the New York Stock Exchange ("NYSE") is open. IAI normally calculates the Fund's net asset value ("NAV") as of the close of business of the NYSE, normally 3 p.m. Central time.

          The Fund's NAV is the value of a single share. The NAV is computed by adding up the value of the Fund's investments, cash, and other assets, subtracting its liabilities, and then dividing the result by the number of shares outstanding.

          The Fund's investments with remaining maturities of 60 days or less may be valued on the basis of amortized cost. This method minimizes the effect of changes in a security's market value. Other portfolio securities and assets are valued primarily on the basis of market quotations or, if quotations are not readily available, by a method that the Board of Directors believes accurately reflects fair value. Foreign securities are valued on the basis of quotations from the primary market in which they are traded, and are translated from the local currency into U.S. dollars using current exchange rates.

          The offering price (price to buy one share) and redemption price (price to sell one share) are the Fund's NAV.


                               PURCHASE OF SHARES

          The Fund offers its shares continually to the public at the net asset value of such shares. Shares may be purchased directly from the Fund or through certain security dealers who have responsibility to promptly transmit orders and may charge a processing fee, provided that the Fund is duly registered in the state of the purchaser's residence, if required, and the purchaser otherwise satisfies the Fund's purchase requirements. No sales load or commission is charged in connection with the purchase of Fund shares.

          Shares may be purchased for cash or in exchange for securities which are permissible investments of the Fund, subject to IAI's discretion and its determination that the securities are acceptable. Securities accepted in exchange will be valued on the basis of market quotations or, if market quotations are not available, by a method that IAI believes accurately reflects fair value. In addition, securities accepted in exchange are required to be liquid securities that are not restricted as to transfer.

          The minimum initial investment to establish an account with the IAI Mutual Funds is $5,000. Such initial investment may be allocated among the Fund and other IAI Mutual Funds as desired, provided that no less than $1,000 is allocated to any one fund. The minimum initial investment for IRA accounts is $2,000, provided that the minimum amount that may be allocated to one fund is $1,000. Once the account minimum has been met, subsequent purchases can be made in the Fund for $100 or more. Such minimums may be waived for participants in the IAI Investment Club.

          Investors may satisfy the minimum investment requirement by participating in the STAR Program. Participation in the STAR Program requires an initial investment of $1,000 per Fund and a commitment to invest an aggregate of $5,000 within 24 months. If a STAR Program participant does not invest an aggregate of $5,000 in the IAI Mutual Funds within 24 months, IAI may, at its option, redeem such shareholder's interest and remit such amount to the shareholders. Investors wishing to participate in the STAR Program should contact the Fund to obtain a STAR Program application.

          To purchase shares, forward the completed application and a check payable to "IAI Funds" to the Fund. Upon receipt, your account will be credited with the number of full and fractional shares which can be purchased at the net asset value next determined.

          Purchases of shares are subject to acceptance or rejection by the Fund on the same day the purchase order is received and are not binding until so accepted. It is the policy of the Fund and IAIS to keep confidential information contained in the application and regarding the account of an investor or potential investor in the Fund. Share certificates will only be issued for the Fund upon written request.

          All correspondence relating to purchase of shares should be directed to the office of the Fund, P.O. Box 357, Minneapolis, Minnesota 55440, or, if using overnight delivery, to 3700 First Bank Place, 601 Second Avenue South, Minneapolis, Minnesota 55402. For assistance in completing the application please contact IAI Mutual Fund Shareholder Services at 1-800-945-3863.

                               RETIREMENT PLANS

          Shares of the Fund may be an appropriate investment medium for various retirement plans. Persons desiring information about establishing an Individual Retirement Account (IRA) (for employed persons and their spouses) or other retirement plans should contact IAI Mutual Fund Shareholder Services at 1-800-945-3863. All retirement plans involve a long-term commitment of assets and are subject to various legal requirements and restrictions. The legal and tax implications may vary according to the circumstances of the individual investor. Therefore, you are urged to consult with an attorney or tax advisor prior to the establishment of such a plan.


                           AUTOMATIC INVESTMENT PLAN

          Investors may arrange to make regular investments of $100 or more per Fund on a monthly or twice a month basis, effective as of the 4th and/or the 18th day of each month (or the next business day), through automatic deductions from their checking or savings accounts. Such investors may, of course, terminate their participation in the Automatic Investment Plans at any time upon written notice to the Fund. Any changes or instructions to terminate existing Automatic Investment Plan must be received at least two weeks before the date on which the change or termination is to take place. Investors interested in participating in the Automatic Investment Plan should complete the Automatic Investment Plan application and return it to the Fund.

                             REDEMPTION OF SHARES

          Registered holders of Fund shares may at any time require the Fund to redeem their shares upon their written request. Shareholders may redeem shares by phone, subject to a limit of $50,000, provided such shareholders have authorized the Fund to accept telephone instructions.

          Fund shareholders who redeem shares by presenting stock certificates must endorse the back of the certificate with the signature of the person whose name appears on the certificate.

          Redemption instructions must be signed by the person(s) in whose name the shares are registered. If the redemption proceeds are to be paid or mailed to any person other than the shareholder of record or if redemption proceeds are in excess of $50,000, the Fund will require that the signature on the written instructions be guaranteed by a participant in a signature guarantee program, which may include certain national banks or trust companies or certain member firms of national securities exchanges. (Notarization by a Notary Public is NOT ACCEPTED.) If the shares are held of record in the name of a corporation, partnership, trust or fiduciary, the Fund may require additional evidence of authority prior to accepting a request for redemption. The Fund will not send redemption proceeds until checks (including certified checks or cashiers checks) received for the shares purchased have cleared.

          The redemption proceeds received by the investor are based on the net asset value next determined after redemption instructions in good order are received by the Fund. Since the value of shares redeemed is based upon the value of the Fund investment at the time of redemption, it may be more or less than the price originally paid for the shares.

          Payment for shares redeemed will ordinarily be made within seven days after a request for redemption has been made. Normally the Fund will mail payment for shares redeemed on the business day following receipt of the redemption request.

          Following a redemption or transfer request, if the value of a shareholder's interest in the Fund falls below $500, the Fund reserves the right to redeem such shareholder's entire interest and remit such amount. Such a redemption will only be effected following: (a) a redemption or transfer by a shareholder which causes the value of such shareholder's interest in the Fund to fall below $500; (b) the mailing by the Fund to such shareholder of a notice of intention to redeem; and (c) the passage of at least six months from the date of such mailing, during which time the investor will have the opportunity to make an additional investment in the Fund to increase the value of such investor's account to at least $500.


                              EXCHANGE PRIVILEGE

          The Exchange Privilege enables shareholders to purchase, in exchange for shares of the Fund, shares of other IAI Mutual Funds. These funds have different investment objectives from the Fund. Shareholders may exchange shares of the Fund for shares of another fund managed by IAI provided that the fund whose shares will be acquired is duly registered in the state of the shareholder's residence and the shareholder otherwise satisfies the fund's purchase requirements. Although the IAI Mutual Funds do not currently charge a fee for use of the Exchange Privilege, they reserve the right to do so in the future.

          Because excessive trading can hurt Fund performance and shareholders, there is a limit of four exchanges out of each IAI Mutual Fund per calendar year per account. Accounts under common ownership or control, including accounts with the same taxpayer identification number, will be counted together for purposes of the four exchange limit. The Fund reserves the right to temporarily or permanently terminate the Exchange Privilege of any investor who exceeds this limit. The limit may be modified for certain retirement plan accounts, as required by the applicable plan document and/or relevant Department of Labor regulations, and for Automatic Exchange Plan participants. The Fund also reserves the right to refuse or limit exchange purchases by any investor if, in IAI's judgment, the Fund would be unable to invest the money effectively in accordance with its investment objectives and policies, or would otherwise potentially be adversely affected.

          Fund shareholders wishing to exercise the Exchange Privilege should notify the Fund in writing or, provided such shareholders have authorized the Fund to accept telephone instructions, by telephone. At the time of the exchange, if the net asset value of the shares redeemed in connection with the exchange is greater than the investor's cost, a taxable capital gain will be realized. A capital loss will be realized if at the time of the exchange the net asset value of the shares redeemed in the exchange is less than the investor's cost. The Fund reserves the right to terminate or modify the Exchange Privilege in the future.

                            AUTOMATIC EXCHANGE PLAN

          Investors may arrange to make regular exchanges of $100 or more between any of the IAI Mutual Funds on a monthly basis. Exchanges will take place at the closing price of the fifth day of each month (or the next business day). Shareholders are responsible for making sure sufficient shares exist in the Fund account from which the exchange takes place. If there are not sufficient funds in the Fund account to meet the requested exchange amount, the Automatic Exchange Plan will be suspended. Shareholders may not close Fund accounts through the Automatic Exchange Plan. Investors interested in participating in the Automatic Exchange Plan should complete the Automatic Exchange Plan portion of their application. For assistance in completing the application contact IAI Mutual Fund Shareholder Services at 1-800-945-3863.

                         AUTHORIZED TELEPHONE TRADING

          Investors can transact account exchanges and redemptions via the telephone by completing the Authorized Telephone Trading section of the application and returning it to the Fund. Investors requesting telephone trading privileges will be provided with a personal identification number ("PIN") that must accompany any instructions by phone. Shares will be redeemed or exchanged at the next determined net asset value. All proceeds must be made payable to the owner(s) of record and delivered to the address of record.

          In order to confirm that telephone instructions for redemptions and exchanges are genuine, the Fund has established reasonable procedures, including the requirement that a personal identification number accompany telephone instructions. If the Fund or the transfer agent fails to follow these procedures, the Fund may be liable for losses due to unauthorized or fraudulent instructions. None of the Fund, its transfer agent, IAI, or IAIS will be liable for any loss, injury, damage, or expense for acting upon telephone instructions believed to be genuine, and will otherwise not be responsible for the authenticity of any telephone instructions, and, accordingly, the investor bears the risk of loss resulting from telephone instructions. All telephone redemptions and exchange requests will be tape recorded. Telephone redemptions are not permitted for IRA or Simplified Employee Pension ("SEP") accounts. For redemptions from these accounts, please contact IAI Mutual Fund Shareholder Services at 1-800-945-3863 for instructions.


                        SYSTEMATIC CASH WITHDRAWAL PLAN

          The Fund has available a Systematic Cash Withdrawal Plan for any investor desiring to follow a program of systematically withdrawing a fixed amount of money from an investment in shares of the Fund. An investment of $10,000 is required to establish the plan. Payments under the plan will be monthly or quarterly in amounts of $100 or more. Shares will be sold with the closing price of the 15th of the applicable month (or the next business day). To provide funds for payment, the Fund will redeem as many full and fractional shares as necessary at the redemption price, which is net asset value.

          Payments under this plan, unless pursuant to a retirement plan, should not be considered income. Withdrawal payments may exceed dividends and distributions and, to this extent, there will be a reduction in the investor's equity. An investor should also understand that this plan cannot insure profit, nor does it protect against any loss in a declining market. Careful consideration should be given to the amount withdrawn each month. Excessive withdrawals could lead to a serious depletion of equity, especially during periods of declining market values. Fund management will be available for consultation in this matter.

          Plan application forms are available through the Fund. If you would like assistance in completing the application contact IAI Mutual Fund Shareholder Services at 1-800-945-3863.

                    DIVIDENDS, DISTRIBUTIONS AND TAX STATUS

          The policy of the Fund is to pay dividends from net investment income semiannually and to make distributions of realized capital gains, if any, annually. However, provisions in the Internal Revenue Code of 1986, as amended (the "Code"), may result in additional net investment income and capital gains distributions by the Fund. When you open an account, you should specify on your application how you want to receive your distributions. The Fund offers three options: Full Reinvestment--your dividend and capital gain distributions will be automatically reinvested in additional shares of the Fund; Capital Gains Reinvestment--your capital gain distributions will be automatically reinvested, but your income dividend distributions will be paid in cash; and Cash--your income dividends and capital gain distributions will be paid in cash. Distributions taken in cash can be sent via check or transferred directly to your account at any bank, savings and loan or credit union that is a member of the Automated Clearing House (ACH) network. UNLESS DIRECTED OTHERWISE BY THE SHAREHOLDER, THE FUND WILL AUTOMATICALLY REINVEST ALL SUCH DISTRIBUTIONS INTO FULL AND FRACTIONAL SHARES AT NET ASSET VALUE.

          The Fund's Directed Dividend service allows you to invest your dividends and/or capital gain distributions directly into another IAI Mutual Fund. Contact IAI Mutual Fund Shareholder Services at 1-800-945-3863 for details.

          The Fund intends to qualify for tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code during the current taxable year. If so qualified, the Fund will not be subject to federal income tax on income that it distributes to its shareholders.

          Distributions are subject to federal income tax, and may also be subject to state or local taxes. If you live outside the United States, your distributions could also be taxed by the country in which you reside. Your distributions are taxable when they are paid, whether you take them in cash or reinvest them in additional shares.

          For federal income tax purposes, the Fund's income and short-term capital gain distributions are taxed as dividends; long-term capital gain distributions designated as capital gain dividends are taxed as long-term capital gains regardless of the length of time the shareholder has held the shares. Annually, IAI will send you and the IRS a statement showing the amount of each taxable distribution you received in the previous year.

          Upon redemption of shares of the Fund, the shareholder will generally recognize a capital gain or loss equal to the difference between the amount realized on the redemption and the shareholder's adjusted basis in such shares. Such gain or loss will be long-term if the shares have been held for more than one year. Under the Code, the deductibility of capital losses is subject to certain limitations.

          Whenever you sell shares of the Fund, IAI will send you a confirmation statement showing how many shares you sold and at what price. You will also receive an account statement quarterly and a consolidated transaction statement annually. However, it is up to you or your tax preparer to determine whether this sale resulted in a capital gain and, if so, the amount of tax to be paid. Be sure to keep your account statements; the information they contain will be essential in calculating the amount of your capital gains.

          The foregoing relates to federal income taxation as in effect as of the date of this Prospectus. For a more detailed discussion of the federal income tax consequences of investing in shares of the Fund, see "Tax Status" in the Statement of Additional Information.

                          DESCRIPTION OF COMMON STOCK

          The Fund was created on November 8, 1995 as a separate portfolio represented by a separate class of common stock of IAI Investment Funds VI, Inc., a Minnesota corporation. All shares of the Fund have equal rights as to redemption, dividends and liquidation, and will be fully paid and nonassessable when issued and will have no preemptive or conversion rights.

          The shares of the Fund have noncumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of directors can elect 100% of the directors if they choose to do so. On some issues, such as the election of directors, all shares of IAI Investment Funds VI, Inc. vote together as one series. On an issue affecting only a particular series, such as voting on the advisory agreement, only the approval of the series is required to make the agreement effective with respect to such series.

          Annual or periodically scheduled regular meetings of shareholders will not be held except as required by law. Minnesota corporation law does not require an annual meeting; instead, it provides for the Board of Directors to convene shareholder meetings when it deems appropriate. In addition, if a regular meeting of shareholders has not been held during the immediately preceding fifteen months, shareholders holding three percent or more of the voting shares of the Fund may demand a regular meeting of shareholders of the Fund by written notice of demand given to the chief executive officer or the chief financial officer of the Fund. Within thirty days after receipt of the demand by one of those officers, the Board of Directors shall cause a regular meeting of shareholders to be called and held no later than ninety days after receipt of the demand, all at the expense of the Fund. An annual meeting will be held on the removal of a director or directors of the Fund if requested in writing by holders of not less than 10% of the outstanding shares of the Fund.

          The shares of the Fund are transferable by endorsement of the certificate if held by the shareholders, or if the certificate is held by the Fund, by delivery to such Fund of transfer instructions. Transfer instructions or certificates should be delivered to the office of the Fund. The Fund is not bound to recognize any transfer until it is recorded on the stock transfer books maintained by the Fund.

                             COUNSEL AND AUDITORS

          The firm of Dorsey & Whitney P.L.L.P., 220 South Sixth Street, Minneapolis, Minnesota 55402, provides legal counsel for the Fund. KPMG Peat Marwick LLP, 4200 Norwest Center, Minneapolis, Minnesota 55402, serves as independent auditors for the Fund.

            CUSTODIAN, TRANSFER AGENT AND DIVIDEND DISBURSING AGENT

          The Custodian for the Fund is Norwest Bank Minnesota, N.A., Norwest Center, Sixth and Marquette, Minneapolis, Minnesota 55479. Norwest employs foreign subcustodians and depositories, which were approved by the Fund's Board of Directors in accordance with the rules and regulations of the Securities and Exchange Commission, for the purpose of providing custodial services for the Fund's assets held outside of the United States. For a listing of the subcustodians and depositories currently employed by the Fund, see the Statement of Additional Information. IAI acts as the Fund's transfer agent, dividend disbursing agent and IRA Custodian, at P.O. Box 357, Minneapolis, Minnesota.

                            ADDITIONAL INFORMATION

          The Fund sends to its shareholders a six-month unaudited and an annual audited financial report, each of which includes a list of investment securities held. To reduce the volume of mail you receive, only one copy of most Fund reports, such as the Fund's Annual Report, may be mailed to your household (same surname, same address). Please call IAI Mutual Fund Shareholder Services at 1-800-945-3863 if you wish to receive additional shareholder reports.

          Shareholder inquiries should be directed to the Fund at the telephone number or mailing address listed on the inside back cover of this Prospectus.

                          IAI AGGRESSIVE GROWTH FUND

                      STATEMENT OF ADDITIONAL INFORMATION
                            DATED FEBRUARY __, 1996


     THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS. THIS STATEMENT OF ADDITIONAL INFORMATION RELATES TO A PROSPECTUS DATED
FEBRUARY __, 1996, AND SHOULD BE READ IN CONJUNCTION THEREWITH. A COPY OF THE PROSPECTUS MAY BE OBTAINED FROM THE FUND, 3700 FIRST BANK PLACE, P.O. BOX 357, MINNEAPOLIS, MINNESOTA 55440 (TELEPHONE: 1-612-376-2700 OR 1-800-945-3863).

                               TABLE OF CONTENTS

                                                         Page

INVESTMENT OBJECTIVE AND POLICIES......................     3
     Repurchase Agreements.............................     3
     Reverse Repurchase Agreements.....................     3
     Securities of Foreign Issuers.....................     3
     Illiquid Securities...............................     4
     Lending Portfolio Securities......................     4
     Swap Agreements...................................     4
     Indexed Securities................................     5
     Foreign Currency Transactions.....................     5
     Limitations on Futures and Options Transactions...     6
     Futures Contracts.................................     7
     Futures Margin Payments...........................     7
     Purchasing Put and Call Options...................     7
     Writing Put and Call Options......................     8
     Combined Positions................................     8
     Correlation of Price Changes......................     8
     Liquidity of Options and Futures Contracts........     9
     OTC Options.......................................     9
     Asset Coverage for Futures and Options Positions..     9
INVESTMENT RESTRICTIONS................................     9
     Portfolio Turnover................................    11
INVESTMENT PERFORMANCE.................................    11
MANAGEMENT.............................................    13
     History...........................................    16
     Management Agreement..............................    16
CUSTODIAL SERVICE......................................    17
PORTFOLIO TRANSACTIONS AND ALLOCATION OF BROKERAGE.....    21
CAPITAL STOCK..........................................    22
NET ASSET VALUE AND PUBLIC OFFERING PRICE..............    22
PURCHASES AND REDEMPTIONS IN KIND......................    22
TAX STATUS.............................................    22
LIMITATION OF DIRECTOR LIABILITY.......................    23
FINANCIAL STATEMENTS...................................    24

                       INVESTMENT OBJECTIVE AND POLICIES

          The investment objective and policies of IAI Aggressive Growth Fund (the "Fund") are summarized on the front page of the Prospectus and in the text of the Prospectus under "Investment Objective and Policies." Investors should understand that all investments have a risk factor. There can be no guarantee against loss resulting from an investment in the Fund, and there can be no assurance that the Fund's investment policies will be successful, or that its investment objective will be attained. Certain of the investment practices of the Fund are further explained below.

REPURCHASE AGREEMENTS

          The Fund may invest in repurchase agreements relating to the securities in which it may invest. A repurchase agreement involves the purchase of securities with the condition that, after a stated period of time, the original seller will buy back the securities at a predetermined price or yield. The Fund's custodian will have custody of, and will hold in a segregated account, securities acquired by the Fund under a repurchase agreement or other securities as collateral. In the case of a security registered on a book entry system, the book entry will be maintained in the Fund's name or that of its custodian. Repurchase agreements involve certain risks not associated with direct investments in securities. For example, if the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the value of the securities has declined, the Fund may incur a loss upon disposition of such securities. In the event that bankruptcy proceedings are commenced with respect to the seller of the agreement, the Fund's ability to dispose of the collateral to recover its investment may be restricted or delayed. While collateral will at all times be maintained in an amount equal to the repurchase price under the agreement (including accrued interest due thereunder), to the extent proceeds from the sale of collateral were less than the repurchase price, the Fund could suffer a loss.

REVERSE REPURCHASE AGREEMENTS

          In a reverse repurchase agreement, a fund sells a portfolio instrument to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase the instrument at a particular price and time. While a reverse repurchase agreement is outstanding, the Fund will maintain appropriate liquid assets in a segregated custodial account to cover its obligation under the agreement. The Fund will enter into reverse repurchase agreements only with parties whose creditworthiness has been found satisfactory by Investment Adviser, Inc. ("IAI"), the Fund's investment adviser and manager. As a result, such transactions may increase fluctuations in the market value of the Fund's assets and may be viewed as a form of leverage.

SECURITIES OF FOREIGN ISSUERS

          The Fund may invest in securities of foreign issuers in accordance with its investment objectives and policies. Investing in foreign securities may result in greater risk than that incurred by investing in domestic securities. There is generally less publicly available information about foreign issuers comparable to reports and ratings that are published about companies in the United States. Also, foreign issuers are not subject to uniform accounting and auditing and financial reporting standards, practices and requirements comparable to those applicable to United States companies.

          It is contemplated that most foreign securities will be purchased in over-the-counter markets or on stock exchanges located in the countries in which the respective principal offices of the issuers of the various securities are located, if that is the best available market. Foreign stock markets are generally not as developed or efficient as those in the United States. While growing in volume, they usually have substantially less volume than the New York Stock Exchange, and securities of some foreign companies are less liquid and more volatile than securities of comparable United States companies. Similarly, volume and liquidity in most foreign bond markets is less than in the United States and at times volatility of price can be greater than in the United States. Commissions on foreign stock exchanges are generally higher than commissions on United States exchanges, although the Fund will endeavor to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of foreign stock exchanges, brokers and listed companies than in the United States.

          With respect to certain foreign countries, there is the possibility of adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitations on the removal of funds or other assets of the Fund, political or social instability, or diplomatic developments which could affect United States investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the United States' economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

          IAI is not aware at this time of the existence of any investment or exchange control regulations which might substantially impair the operations of the Fund as described in the Prospectus and this Statement of Additional Information. It should be noted, however, that this situation could change at any time.

          The dividends and interest payable on certain of the Fund's foreign portfolio securities may be subject to foreign withholding taxes, thus reducing the net amount of income available for distribution to the Fund's shareholders. The expense ratio of the Fund should not be materially affected by the Fund's investment in foreign securities.

ILLIQUID SECURITIES

          The Fund may also invest up to 15% of its total assets in securities that are considered illiquid because of the absence of a readily available market or due to legal or contractual restrictions. However, certain restricted securities that are not registered for sale to the general public that can be resold to institutional investors may be considered liquid pursuant to guidelines adopted by the Board of Directors. It is not possible to predict with assurance the maintenance of an institutional trading market for such securities and the liquidity of a Fund's investments could be impaired if trading declines.

LENDING PORTFOLIO SECURITIES

          In order to generate additional income, the Fund may lend portfolio securities to broker-dealers, banks or other financial borrowers of securities. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. However, the Fund will only enter into loan arrangements with broker-dealers, banks or other institutions which IAI has determined are creditworthy under guidelines established by the Fund's Board of Directors. The Fund may also experience a loss if, upon the failure of a borrower to return loaned securities, the collateral is not sufficient in value or liquidity to cover the value of such loaned securities (including accrued interest thereon). However, the Fund will receive collateral in the form of cash, United States Government securities, certificates of deposit or other high-grade, short-term obligations or interest-bearing cash equivalents equal to at least 100% of the value of the securities loaned. The value of the collateral and of the
securities loaned will be marked to market on a daily basis.   During the time
portfolio securities are on loan, the borrower pays the Fund an amount equivalent to any dividends or interest paid on the securities and the Fund may invest the cash collateral and earn additional income or may receive an agreed upon amount of interest income from the borrower. However, the amounts received by the Fund may be reduced by finders' fees paid to broker-dealers and related expenses.

SWAP AGREEMENTS

          Swap agreements can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease the Fund's exposure to long- or short-term interest rates (in the U.S. or abroad), foreign currency values, mortgage securities, corporate borrowing rates, or other factors such as security prices or inflation rates. Swap agreements can take many different forms and are known by a variety of names. The Fund is not limited to any particular form of swap agreement if IAI determines it is consistent with the Fund's investment objectives and policies.

          Swap agreements will tend to shift the Fund's investment exposure from one type of investment to another. For example, if the Fund agrees to exchange payments in dollars for payments in foreign currency, the swap agreement would tend to decrease the Fund's exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates. Depending on how they are used, swap agreements may increase or decrease the overall volatility of the Fund's investments and its share price.

          The most significant factor in the performance of swap agreements is the change in the specific interest rate, currency, or other factors that determine the amounts of payments due to and from the Fund. If a swap agreement calls for payments by the Fund, the Fund must be prepared to make such payments when due. In addition, if the counterparty's creditworthiness declined, the value of a swap agreement would be likely to decline, potentially resulting in losses. The Fund expects to be able to eliminate its exposure under swap agreements either by assignment or other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party.

          The Fund will maintain appropriate liquid assets in a segregated custodial account to cover its current obligations under swap agreements. If the Fund enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of the Fund's accrued obligations under the swap agreement over the accrued amount the Fund is entitled to receive under the agreement. If the Fund enters into a swap agreement on other than a net basis, it will segregate assets with a value equal to the full amount of the Fund's accrued obligations under the agreement.

INDEXED SECURITIES

          The Fund may purchase securities whose prices are indexed to the prices of other securities, securities indexes, currencies, precious metals or other commodities, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. Gold-indexed securities, for example, typically provide for a maturity value that depends on the price of gold, resulting in a security whose price tends to rise and fall together with gold prices. Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar-denominated securities of equivalent issuers. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other.

          The performance of indexed securities depends to a great extent on the performance of the security, currency, or other instrument to which they are indexed, and may also be influenced by interest rate changes in the U.S. and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations, and certain U.S. government agencies. IAI will use its judgment in determining whether indexed securities should be treated as short-term instruments, bonds, stocks, or as a separate asset class for purposes of the Fund's investment policies, depending on the individual characteristics of the securities. Indexed securities may be more volatile than the underlying instruments.

FOREIGN CURRENCY TRANSACTIONS

          The Fund may hold foreign currency deposits from time to time and may convert dollars and foreign currencies in the foreign exchange markets. Currency conversion involves dealer spreads and other costs, although commissions usually are not charged. Currencies may be exchanged on a spot (i.e., cash) basis, or by entering into forward contracts to purchase or sell foreign currencies at a future date and price. Forward contracts generally are traded in an interbank market conducted directly between currency traders (usually large commercial banks) and their customers. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated currency exchange.

          The Fund may use currency forward contracts to manage currency risks and to facilitate transactions in foreign securities. The following discussion summarizes the principal currency management strategies involving forward contracts that could be used by the Fund.

          In connection with purchases and sales of securities denominated in foreign currencies, the Fund may enter into currency forward contracts to fix a definite price for the purchase or sale in advance of the trade's settlement date. This technique is sometimes referred to as a "settlement hedge" or "transaction hedge." IAI expects to enter into settlement hedges in the normal course of managing the Fund's foreign investments. The Fund could also enter into forward contracts to purchase or sell a foreign currency in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected by IAI.

          The Fund may also use forward contracts to hedge against a decline in the value of existing investments denominated in foreign currency. For example, if the Fund owned securities denominated in pounds sterling, it could enter into a forward contract to sell pounds sterling in return for U.S. dollars to hedge against possible declines in the pound's value. Such a hedge, sometimes referred to as a "position hedge," would tend to offset both positive and negative currency fluctuations but would not offset changes in security values caused by other factors. The Fund could also hedge the position by selling another currency expected to perform similarly to the pound sterling -- for example, by entering into a forward contract to sell Deutschemarks or European Currency Units in return for U.S. dollars. This type of hedge, sometimes referred to as a "proxy hedge," could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a simple hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

          Under certain conditions, SEC guidelines require mutual funds to set aside appropriate liquid assets in a segregated custodial account to cover currency forward contracts. As required by SEC guidelines, the Fund will segregate assets to cover currency forward contracts, if any, whose purpose is essentially speculative. The Fund will not segregate assets to cover forward contracts entered into for hedging purposes, including settlement hedges, position hedges, and proxy hedges.

          Successful use of forward currency contracts will depend on IAI's skill in analyzing and predicting currency values. Forward contracts may substantially change the Fund's investment exposure to changes in currency exchange rates, and could result in losses to the Fund if currencies do not perform as IAI anticipates. For example, if a currency's value rose at a time when IAI had hedged the Fund by selling that currency in exchange for dollars, the Fund would be unable to participate in the currency's appreciation. If IAI hedges currency exposure through proxy hedges, the Fund could realize currency losses from the hedge and the security position at the same time if the two currencies do not move in tandem. Similarly, if IAI increases the Fund's exposure to a foreign currency, and that currency's value declines, the Fund will realize a loss. There is no assurance that IAI's use of forward currency contracts will be advantageous to the Fund or that it will hedge at an appropriate time. The policies described in this section are non-fundamental policies of the Fund.

LIMITATIONS ON FUTURES AND OPTIONS TRANSACTIONS

          The Fund has filed a notice of eligibility for exclusion from the definition of the term "commodity pool operator" with the Commodity Futures Trading Commission (CFTC) and the National Futures Association, which regulate trading in the futures markets, before engaging in any purchases or sales of futures contracts or options on futures contracts. The Fund intends to comply with Section 4.5 of the regulations under the Commodity Exchange Act, which limits the extent to which the Fund can commit assets to initial margin deposits and option premiums.

          The above limitations on the Fund's investments in futures contracts and options, and the Fund's policies regarding futures contracts and options discussed elsewhere in this Statement of Additional Information may be changed as regulatory agencies permit.

FUTURES CONTRACTS

          When the Fund purchases a futures contract, it agrees to purchase a specified underlying instrument at a specified future date. When the Fund sells a futures contract, it agrees to sell the underlying instrument at a specified future date. The price at which the purchase and sale will take place is fixed when the Fund enters into the contract. Some currently available futures contracts are based on specific securities, such as U.S. Treasury bonds or notes, and some are based on indexes of securities prices, such as the Standard & Poor's 500 Composite Stock Price Index (S&P 500). Futures can be held until their delivery dates, or can be closed out before then if a liquid secondary market is available.

          The value of a futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase the Fund's exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When the Fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the market. Selling futures contracts, therefore, will tend to offset both positive and negative market price changes, much as if the underlying instrument had been sold.

FUTURES MARGIN PAYMENTS

          The purchaser or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the purchaser and seller are required to deposit "initial margin" with a futures broker, known as a futures commission merchant (FCM), when the contract is entered into. Initial margin deposits are typically equal to a percentage of the contract's value. If the value of either party's position declines, that party will be required to make additional "variation margin" payments to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. Initial and variation margin payments do not constitute purchasing securities on margin for purposes of the Fund's investment limitations. In the event of the bankruptcy of an FCM that holds margin on behalf of the Fund, the Fund may be entitled to return of margin owed to it only in proportion to the amount received by the FMC's other customers, potentially resulting in losses to the Fund.

PURCHASING PUT AND CALL OPTIONS

          By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the Fund pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities, indexes of securities prices, and futures contracts. The Fund may terminate its position in a put option it has purchased by allowing it to expire or by exercising the option. If the option is allowed to expire, the Fund will lose the entire premium it paid. If the Fund exercises the option, it completes the sale of the underlying instrument at the strike price. The Fund may also terminate a put option position by closing it out in the secondary market at its current price, if a liquid secondary market exists.

          The buyer of a typical put option can expect to realize a gain if security prices fall substantially. However, if the underlying instrument's price does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium paid, plus related transaction costs).

          The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price. A call buyer typically attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.

WRITING PUT AND CALL OPTIONS

          When the Fund writes a put option, it takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the Fund assumes the obligation to pay the strike price for the option's underlying instrument if the other party to the option chooses to exercise it. When writing an option on a futures contract the Fund would be required to make margin payments to an FCM as described above for futures contracts. The Fund may seek to terminate its position in a put option it writes before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for a put option the Fund has written, however, the Fund must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to set aside assets to cover its position. If security prices rise, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received.

          If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices fall, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.

          Writing a call option obligates the Fund to sell or deliver the option's underlying instrument, in return for the strike price, upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium, a call writer mitigates the effects of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases.

COMBINED POSITIONS

          The Fund may purchase and write options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, the Fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

CORRELATION OF PRICE CHANGES

          Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized contracts available will not match the Fund's current or anticipated investments exactly. The Fund may invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which it typically invests, which involves a risk that the options or futures position will not track the performance of the Fund's other investments.

          Options and futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match the Fund's investments well. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. The Fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in the Fund's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

LIQUIDITY OF OPTIONS AND FUTURES CONTRACTS

          There is no assurance a liquid secondary market will exist for any particular options or futures contract at any particular time. Options may have relatively low trading volume and liquidity if their strike prices are not close to the underlying instrument's current price. In addition, exchanges may establish daily price fluctuation limits for options and futures contracts, and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible for the Fund to enter into new positions or close out existing positions. If the secondary market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and potentially could require the Fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, the Fund's access to other assets held to cover its options or futures positions could also be impaired.

OTC OPTIONS

          Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of over-the-counter options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows the Fund greater flexibility to tailor an option to its needs, OTC options generally involve greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded.

ASSET COVERAGE FOR FUTURES AND OPTIONS POSITIONS

          The Fund will comply with guidelines established by the Securities and Exchange Commission with respect to coverage of options and futures strategies by mutual funds, and if the guidelines so require will set aside appropriate liquid assets in a segregated custodial account in the amount prescribed. Securities held in a segregated account cannot be sold while the futures or option strategy is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that segregation of a large percentage of the Fund's assets could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

                            INVESTMENT RESTRICTIONS

          As indicated in the Prospectus, the Fund is subject to certain policies and restrictions which are "fundamental" and may not be changed without shareholder approval. Shareholder approval consists of the approval of the lesser of (i) more than 50% of the outstanding voting securities of the Fund, or
(ii) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy. Limitations 1 through 8 below are deemed fundamental limitations. The remaining limitations set forth below serve as operating policies of the Fund and may be changed by the Board of Directors without shareholder approval.

          The Fund may not:

     1. Purchase the securities of any issuer if such purchase would cause the Fund to fail to meet the requirements of a "diversified company" as defined under the Investment Company Act of 1940, as amended (the "1940 Act").

          As currently defined in the 1940 Act, "diversified company" means a management company which meets the following requirements: at least 75% of the value of its total assets is represented by cash and cash items (including receivables), Government securities, securities of other investment companies and other securities for the purposes of this calculation limited in respect of any one issuer to an amount not greater in value than 5% of the value of the total assets of such management company and not more than 10% of the outstanding voting securities of such issuer.

     2. Purchase the securities of any issuer (other than "Government securities" as defined under the 1940 Act) if, as a result, more than 25% of the value of the Fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry.

     3. Issue any senior securities, except as permitted by the 1940 Act or the Rules and Regulations of the Securities and Exchange Commission.

     4. Borrow money, except from banks for temporary or emergency purposes provided that such borrowings may not exceed 33-1/3% of the value of the Fund's net assets (including the amount borrowed). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33-1/3% limitation. This limitation shall not prohibit the Fund from engaging in reverse repurchase agreements, making deposits of assets to margin or guarantee positions in futures, options, swaps or forward contracts, or segregating assets in connection with such agreements or contracts.

     5. Act as an underwriter of securities of other issuers, except to the extent that in connection with the disposition of portfolio securities the Fund may be deemed to be an underwriter under applicable laws.

     6. Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments. This restriction shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business.

     7. Purchase or sell commodities other than foreign currencies unless acquired as a result of ownership of securities. This limitation shall not prevent the Fund from purchasing or selling options, futures, swaps and forward contracts or from investing in securities or other instruments backed by commodities.

     8. Make loans to other persons except to the extent not inconsistent with the 1940 Act or the Rules and Regulations of the Securities and Exchange Commission. This limitation does not apply to purchases of commercial paper, debt securities or repurchase agreements, or to the lending of portfolio securities.

     9. Purchase securities on margin, except that the Fund may obtain such short-term credits as may be necessary for the clearance of purchases or sales of securities and provided that margin payments in connection with transactions in options, futures, swaps and forward contracts shall not be deemed to constitute purchasing securities on margin.

     10. Sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in options, swaps and forward futures contracts are not deemed to constitute selling securities short.

     11. Except as part of a merger, consolidation, acquisition, or reorganization, invest more than 5% of the value of its total assets in the securities of any one investment company or more than 10% of the value of its total assets, in the aggregate, in the securities of two or more investment companies, or acquire more than 3% of the total outstanding voting securities of any one investment company.

     12. Mortgage, pledge or hypothecate its assets except to the extent necessary to secure permitted borrowings. This limitation does not apply to reverse repurchase agreements or in the case of assets deposited to margin or guarantee positions in futures, options, swaps or forward contracts or placed in a segregated account in connection with such contracts.

     13. Participate on a joint or a joint and several basis in any securities trading account.

     14.  Invest more than 15% of its net assets in illiquid investments.

     15. Invest directly in interests (including partnership interests) in oil, gas or other mineral exploration or development leases or programs, except the Fund may purchase or sell securities issued by corporations engaging in oil, gas or other mineral exploration or development business.

     Any of the Fund's investment policies set forth under "Investment Objective and Policies" in the Prospectus, or any restriction set forth above under "Investment Restrictions" which involves a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after an acquisition of securities or utilization of assets and results there from.

PORTFOLIO TURNOVER

     The portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the particular fiscal year by the monthly average of the value of portfolio securities owned by the Fund during the same fiscal year. "Portfolio securities" for purposes of this calculation do not include securities with a maturity date of less than twelve (12) months from the date of investment. A 100% portfolio turnover rate would occur, for example, if the lesser of the value of purchases or sales of portfolio securities for a particular year were equal to the average monthly value of the portfolio securities owned during such year.


                            INVESTMENT PERFORMANCE

     Advertisements and other sales literature for the Fund may refer to monthly, quarterly, yearly, cumulative and average annual total return. Each such calculation assumes all dividends and capital gain distributions are reinvested at net asset value on the appropriate reinvestment dates as described in the Prospectus, and includes all recurring fees, such as investment advisory and management fees, charged as expenses to all shareholder accounts. Each of monthly, quarterly and yearly total return is computed in the same manner as cumulative total return, as set forth below.

     Cumulative total return is computed by finding the cumulative rate of return over the period indicated in the advertisement that would equate the initial amount invested to the ending redeemable value, according to the following formula:

               CTR = (ERV-P) 100
                      -----
                        P

     Where:    CTR      =    Cumulative total return;

               ERV      =    ending redeemable value at the end of the period
                             $1,000 payment made at the beginning of such of a hypothetical period; and

               P        =    initial payment of $1,000


     Average annual total return is computed by finding the average annual compounded rates of return over the periods indicated in the advertisement that would equate the initial amount invested to the ending redeemable value, according to the following formula:

               P(1+T)/n/ = ERV

     Where:    P         =   a hypothetical initial payment of $1,000;

               T         =   average annual total return;

               n         =   number of years; and

               ERV       =   ending redeemable value at the end of the period
                             $1,000 payment made at the beginning of such of a hypothetical period.


     In advertising and sales literature, the Fund may compare its performance with that of other mutual funds, indexes or averages of other mutual funds, indexes of related financial assets or data, and other competing investment and deposit products available from or through other financial institutions. The composition of these indexes, averages or products differs from that of the Fund. The comparison of the Fund to an alternative investment should be made with consideration of differences in features and expected performance.

     The indexes and averages noted below will be obtained from the indicated sources or reporting services, which the Fund believes to be generally accurate. The Fund may also note its mention in newspapers, magazines, or other media from time to time. However, the Fund assumes no responsibility for the accuracy of such data.

     For example, (1) the Fund's performance or P/E ratio may be compared to any one or a combination of the following: (i) the Standard & Poor's 500 Stock Index and Dow Jones Industrial Average so that you may compare the Fund's results with those of a group of unmanaged securities widely regarded by investors as representative of the U.S. stock market in general; (ii) other groups of mutual funds, including the IAI Funds, tracked by: (A) Lipper Analytical Services, Inc., a widely used independent research firm which ranks mutual funds by overall performance, investment objectives, and assets; (B) Morningstar, Inc., another widely used independent research firm which rates mutual funds; or (C) other financial or business publications, which may include, but are not limited to, Business Week, Money Magazine, Forbes and Barron's, which provide similar information; (iii) the Value Line Index and the Standard & Poor's Value Index;
(iv) the Callan Midcap Index, the Russell Midcap Index and the Standard & Poor's Midcap Index; (v) the Russell 2500 Index, the Russell 2000 Growth Index and the Russell 1000 Growth Index; (vi) the Standard & Poor's Growth Index; and (vii) the performance of U.S. government and corporate bonds, notes and bills. (The purpose of these comparisons would be to illustrate historical trends in different market sectors so as to allow potential investors to compare different investment strategies.); (2) the Consumer Price Index (measure for inflation) may be used to assess the real rate of return from an investment in the Fund;
(3) other U.S. or foreign government statistics such as GNP, and net import and export figures derived from governmental publications, e.g., The Survey of Current Business, may be used to illustrate investment attributes of the Fund or the general economic business, investment, or financial environment in which the Fund operates; (4) the effect of tax-deferred compounding on the Fund's investment returns, or on returns in general, may be illustrated by graphs, charts, etc. where such graphs or charts would compare, at various points in time, the return from an investment in the Fund (or returns in general) on a tax-deferred basis (assuming reinvestment of capital gains and dividends and assuming one or more tax rates) with the return on a taxable basis; and (5) the sectors or industries in which the Fund invests may be compared to relevant indices or surveys (e.g., S&P Industry Surveys) in order to evaluate the Fund's historical performance or current or potential value with respect to the particular industry or sector.

                                   MANAGEMENT

     The names, addresses and positions of the directors and executive officers of the Fund are given below.

                                                              Aggregate Compensation        Aggregate Compensation
Name and Address                    Position                      from the Fund             from IAI Mutual Funds*
----------------                    --------                  ----------------------        ----------------------
Noel P. Rahn**                      Chairman of                         N/A                            N/A
3700 First Bank Place               the Board
P.O. Box 357
Minneapolis, Minnesota 55440

Richard E. Struthers**              President, Director                 N/A                            N/A
3700 First Bank Place
P.O. Box 357
Minneapolis, Minnesota 55440

Madeline Betsch                     Director
19 South 1st Street
Minneapolis, Minnesota 55401

W. William Hodgson                  Director
1698 Dodd Road
Mendota Heights, Minnesota 55118

George R. Long                      Director
29 Las Brisas Way
Naples, Florida 33963

J. Peter Thompson                   Director
Route 1
Mountain Lake, Minnesota 56159

Charles H. Withers                  Director
Rochester Post-Bulletin
P.O. Box 6118
Rochester, Minnesota 55903

Archie C. Black III                 Treasurer                           N/A                            N/A
3700 First Bank Place
P.O. Box 357
Minneapolis, Minnesota 55440

William C. Joas                     Secretary                           N/A                            N/A
3700 First Bank Place
P.O. Box 357
Minneapolis, Minnesota 55440

Suzanne F. Zak                      Vice President,                     N/A                            N/A
3700 First Bank Place               Investments
P.O. Box 357
Minneapolis, Minnesota 55440

                                                        Aggregate Compensation  Aggregate Compensation
Name and Address                       Position             from the Fund       from IAI Mutual Funds*
------------------------------  ----------------------  ----------------------  ----------------------
Martin J. Calihan               Vice President,                   N/A                     N/A
3700 First Bank Place           Investments
P.O. Box 357
Minneapolis, Minnesota 55440

Kirk Gove                       Vice President,                   N/A                     N/A
3700 First Bank Place           Marketing
P.O. Box 357
Minneapolis, Minnesota 55440

Susan J. Haedt                  Vice President,                   N/A                     N/A
3700 First Bank Place           Director of Operations
P.O. Box 357
Minneapolis, Minnesota 55440

-----------------
* For the calendar year ended December 31, 1995. There are currently nineteen portfolios within the IAI Mutual Funds.
** Directors of the Fund who are interested persons (as that term is defined by the Investment Company Act of 1940) of IAI and the Fund.

    Noel P. Rahn has been Chief Executive Officer and a Director of IAI since 1974. Mr. Rahn is also Chairman of the other IAI Mutual Funds as well as IAI Securities, Inc., the Fund's principal underwriter.

    Richard E. Struthers is Executive Vice President and a Director of IAI and has served IAI in many capacities since 1979. Mr. Struthers is also President of the other IAI Mutual Funds as well as President and Director of IAI Securities, Inc., the Fund's principal underwriter.

    Madeline Betsch, until April 1994, was Executive Vice President, Director of Client Services, of CME-KHBB Advertising since May 1985, and prior thereto was a Vice President with Campbell-Mithun, Inc. since February 1977. Ms. Betsch currently is President of ESMA Corp., a start-up business in the beauty and wellness field.

    W. William Hodgson served as information manager for the North Central Home Office of the Prudential Insurance Company of America from 1961 until 1984; he is currently retired.

    George R. Long has been Chairman of Mayfield Corp. (financial consultants and venture capitalists) since 1973.

    J. Peter Thompson has been a grain farmer in southwestern Minnesota since 1974. Prior to that, Mr. Thompson was employed by Paine Webber, Jackson & Curtis, Incorporated, most recently as Senior Vice President and General Partner.

    Charles H. Withers was Editor of the Rochester Post-Bulletin, Rochester, Minnesota from 1960 through March 31, 1980; he is currently retired.

    Archie C. Black is a Senior Vice President and Chief Financial Officer of IAI and has served IAI in several capacities since 1987. Mr. Black is also Treasurer of the other IAI Mutual Funds as well as Chief Financial Officer/Treasurer of IAI Securities, Inc., the Fund's principal underwriter.

    William C. Joas is a Vice President of IAI and has served as an attorney for IAI since 1990. Mr. Joas is also Secretary of the other IAI Mutual Funds and Chief Compliance Officer of IAI Securities, Inc., the Fund's principal underwriter.

    Suzanne F. Zak is a Senior Vice President of IAI. Prior to joining IAI in 1992, Ms. Zak served as a Managing Director of J&W Seligman. Ms. Zak is also Vice President, Investments of the IAI Midcap Growth Fund.

    Martin J. Calihan is a Vice President of IAI. Prior to joining IAI in 1992, Mr. Calihan served as an equity analyst for Morgan Stanley Co. and State Street Research Management.

    Kirk Gove is a Vice President of IAI. Prior to joining IAI in 1992, Mr. Gove served as an Associate Vice President of Dain Bosworth, Incorporated. Mr. Gove is also Vice President, Marketing of the other IAI Mutual Funds.

    Susan J. Haedt is a Vice President of IAI and Director of Fund Operations . Prior to joining IAI in 1992, Ms. Haedt served as a Senior Manager at KPMG Peat Marwick. Ms. Haedt is also Vice President, Director of Operations of the other IAI Mutual Funds.

    The Fund has agreed to reduced initial subscription requirements for employees and directors of the Fund or IAI, their spouses, children and grandchildren. With respect to such persons, the minimum initial investment in one or more of the IAI Family of Funds is $500; provided that the minimum amount that can be allocated to any one of the Funds is $250. Subsequent subscriptions are limited to a minimum of $100 for each of the Funds.

    No compensation is paid by the Fund to any of its officers. Directors who are not affiliated with IAI receive from the IAI Mutual Funds a $15,000 annual retainer, $2,500 for each Board meeting attended, $3,600 for each Audit Committee meeting attended (as applicable) and $1,800 for each Securities Valuation Committee meeting attended. The Fund will pay its pro rata share of these fees based on its net assets. Such unaffiliated directors also are reimbursed for expenses incurred in connection with attending meetings.

    The Board of Directors for the Fund, at a meeting held November 8, 1995, approved a Code of Ethics. The Code permits access persons to engage in personal securities transactions subject to certain policies and procedures. Such procedures prohibit the acquiring of any securities in an initial public offering. In addition, all securities acquired through private placement must be pre-cleared. Procedures have been adopted which implement blackout periods for certain securities transactions, as well as a ban on short-term trading profits. Additional policies prohibit the receipt of gifts in certain instances. Procedures have been implemented to monitor employee trading. Access persons of the Adviser are required to certify annually that they have read and understood the Code of Ethics. An annual report is provided to the Fund's Board of Directors summarizing existing procedures, identifying material violations and recommending any changes needed.

    IAI, the Fund's investment adviser, is a wholly-owned subsidiary of Hill Samuel Group ("Hill Samuel"). Hill Samuel is an international merchant banking and financial services firm headquartered in London, England. In addition to its ownership of IAI, Hill Samuel owns controlling interests in over seventy insurance, merchant banking and financial services subsidiaries located in Western Europe, Asia, the United States, Australia, New Zealand and Great Britain. The principal offices of Hill Samuel are located at 100 Wood Street, London EC2 P2AJ.

    Hill Samuel, in turn, is owned by TSB Group, plc ("TSB"), a publicly-held financial services organization headquartered in London, England. TSB is one of the largest personal and corporate financial services groups in the United Kingdom, engaged in a wide range of activities including banking, unit linked life assurance, unit trust management, investment management, credit card and finance house business. The principal offices of TSB are located at 25 Milk Street, London EC2 V8LU. In October 1995, TSB announced a merger with Lloyds Bank Plc, another U.K.-based financial services organization. The resulting entity will be known as

Lloyds TSB Group plc. Although subject to shareholder and regulatory approval, it is expected that the merger will be consummated by the end of 1995.

HISTORY

    The Fund is a separate portfolio of IAI Investment Funds VI, Inc., a Minnesota corporation whose shares of common stock are currently issued in seven series (Series A through G). On June 25, 1993, the Fund's shareholders approved amended and restated Articles of Incorporation, which provided that the registered investment company whose corporate name had been IAI Series Fund, Inc., be renamed IAI Investment Funds VI, Inc. The investment portfolio represented by Series G common shares is referred to as "IAI Aggressive Growth Fund."

MANAGEMENT AGREEMENT

    Pursuant to an Investment Advisory, Administrative Services and Shareholder Services Agreement between the Fund and IAI (the "Management Agreement"), IAI has agreed to provide the Fund with investment advice, statistical and research facilities, and certain equipment and services, including, but not limited to, office space and necessary office facilities, equipment, and the services of required personnel and, in connection therewith, IAI has the sole authority and responsibility to make and execute investment decisions for the Fund within the framework of the Fund's investment policies, subject to review by the directors of the Fund. In addition, IAI has agreed to provide to the Fund all required administrative, stock transfer, redemption, dividend disbursing, accounting, and shareholder services including, without limitation, the following: (1) the maintenance of the Fund's accounts, books and records; (2) the calculations of the daily net asset value in accordance with the Fund's current Prospectus and Statement of Additional Information; (3) daily and periodic reports; (4) all information necessary to complete tax returns, questionnaires and other reports requested by the Fund; (5) the maintenance of stock registry records; (6) the processing of requested account registration changes, stock certificate issuances and redemption requests; and (7) the administration of payments and dividends and distributions declared by the Fund; (8) answering shareholder questions, (9) providing reports and other information and (10) other services designed to maintain shareholder accounts. IAI may also pay qualifying broker-dealers, financial institutions and other entities that provide such services. In return for such services, the Fund has agreed to pay IAI an annual fee as a percentage of the Fund's average daily net assets as set forth below:

          Daily Net Assets                Fee IAI Receives Annually
          ----------------                -------------------------

          For the first $250 million                1.40%
          For the next $250 million                 1.35%
          Above $500 million                        1.30%



    Except for brokerage commissions and other expenditures in connection with the purchase and sale of portfolio securities, interest expense, and, subject to the specific approval of a majority of the disinterested directors of the Fund, taxes and extraordinary expenses, IAI has agreed to pay all of the Fund's other costs and expenses, including, for example, costs incurred in the purchase and sale of assets, taxes, charges of the custodian of the Fund's assets, costs of reports and proxy material sent to Fund shareholders, fees paid for independent accounting and legal services, costs of printing Prospectuses for Fund shareholders and registering the Fund's shares, postage, insurance premiums, and costs of attending investment conferences. The Management Agreement further provides that IAI will either reimburse the Fund for the fees and expenses it pays to directors who are not "interested persons" of the Fund or reduce its fee by an equivalent amount. IAI is not liable for any loss suffered by the Fund in the absence of willful misfeasance, bad faith or negligence in the performance of its duties and obligations.

    The Management Agreement will terminate automatically in the event of its assignment. In addition, the Agreement is terminable at any time without penalty by the Board of Directors of the Fund or by vote of a majority of the Fund's outstanding voting securities on not more than 60 day's written notice to IAI, and by IAI on

60 days' notice to the Fund. The Agreement shall continue in effect from year to year only so long as such continuance is specifically approved at least annually by either the Board of Directors of the Fund or by vote of a majority of the outstanding voting securities, provided that in either event such continuance is also approved by the vote of a majority of directors who are not parties to the Agreement or interested persons of such parties cast in person at a meeting called for the purpose of voting on such approval.

    Although investment decisions for the Fund are made independently from those of the other funds and accounts as to which IAI gives investment advice, it may occasionally develop that the same security is suitable for more than one fund and/or other account. If and when more than one fund or other account simultaneously purchase or sell the same security, the transactions will be averaged as to price and allocated as to amount in accordance with arrangements equitable to such funds and accounts. The simultaneous purchase or sale of the same securities by more than one fund or by any fund and other accounts may have detrimental effects on the Fund, as they may affect the price paid or received by a fund or the size of the position obtainable by a fund.


                               CUSTODIAL SERVICE

    The custodian for the fund is Norwest Bank Minnesota, N.A. Norwest Center, Sixth and Marquette, Minneapolis, MN 55479. Norwest has entered into an agreement with Morgan Stanley Trust Company, 1 Pierrepont Plaza, Brooklyn, New York ("Morgan Stanley") which enables the Fund to utilize the subcustodian and depository network of Morgan Stanley. Such agreements, subcustodians and depositories were approved by the Fund's Board of Directors in accordance with the rules and regulations of the Securities and Exchange Commission, for the purpose of providing custodial services for the Fund's assets held outside the United States.

    The following is a listing of the subcustodians and depositories currently approved by the Fund's directors and the countries in which such subcustodians and depositories are located:


                           BRANCHES OF THE CUSTODIAN
                             AND SUBCUSTODIAN BANKS
                             ----------------------


          Argentina                  Citibank, N.A., Buenos Aires Branch

          Australia                  Australia & New Zealand Banking Group, Ltd.

          Austria                    Credit Austalt Bankverein

          Bangladesh                 Standard Chartered Bank

          Belgium                    Banque Bruxelles Lambert (BBL)

          Botswana                   Barclays Bank of Botswana

          Brazil                     Banco de Boston

          Canada                     Toronto Dominion Bank

          Chile                      Citibank, N.A., Santiago Branch

          China                      Hong Kong & Shanghai Banking, Corp. Ltd.

          Columbia                   Cititrust

          Cyprus                     Barclays Bank PLC

          Czech Republic             ING Bank

          Denmark                    Den Danske Banke

          Finland                    Merita Bank

          France                     Banque Indosuez

          Germany                    Berliner Handels-und-Frankfurter Bank

          Ghana                      Barclays Bank of Ghana

          Greece                     Citibank, N.A., Athens Branch

          Hong Kong                  Hong Kong & Shanghai Banking Corp. Ltd.

          Hungary                    Citibank, N.A., Budapest Branch

          India                      Standard Chartered Bank

          Indonesia                  Hong Kong & Shanghai Banking Corp. Ltd.

          Ireland                    Allied Irish Bank

          Israel                     Bank Leumi

          Italy                      Barclays Bank PLC

          Japan                      The Mitsubishi Bank Limited

          Jordan                     Arab Bank plc

          Kenya                      Barclays Bank Kenya

          Korea                      Standard Chartered Bank

          Luxembourg                 Banque Bruxelles Lambert

          Malaysia                   Oversea Chinese Banking Corporation

          Mauritius                  Hong Kong and Shanghai Bank Corporation

          Mexico                     Citibank, N.A., Mexico City Branch

          Morocco                    Banque Commerciale du Maroc

          Netherlands                ABN Amro Bank

          New Zealand                Bank of New Zealand

          Norway                     Den Norske Bank

          Pakistan                   Standard Chartered Bank

          Papua New Guinea           Australia and New Zealand Bank

          Peru                       Citibank N.A., Lima Branch

          Philippines                Hong Kong & Shanghai Banking Corp. Ltd.

          Poland                     Citibank, S.A.

          Portugal                   Banco Commercial Portugues

          Singapore                  Oversea Chinese Banking Corporation

          South Africa               First National Bank of Southern Africa

          Spain                      Banco Santader

          Sri Lanka                  Hong Kong & Shanghai Banking, Corp. Ltd.

          Swaziland                  Barclays Bank of Swaziland

          Sweden                     Svenska Handelsbanken

          Switzerland                Morgan Guaranty Trust Company of New
                                     York, Zurich Branch

          Taiwan                     Hong Kong & Shanghai Banking Corp. Ltd.

          Thailand                   Standard Chartered Bank

          Turkey                     Citibank, N.A., Istanbul Branch

          United Kingdom             Barclays Bank PLC

          Uruguay                    Citibank, N.A., Montevideo Branch

          Venezuela                  Citibank, N.A., Caracas Branch

          Zambia                     Barclays Bank of Zambia

          Zimbabwe                   Barclays Bank of Zimbabwe

                                  DEPOSITORIES
                                  ------------

          Argentina                  Caja de Valores

          Australia                  Clearing House Electronic Subregister
                                     System

          Austria                    Euroclear Clearance System
                                     OsterreicheKontrollbank

          Belgium                    C.I.K. (Caisse Interprofessionelle de
                                      Depot et de Virements de Titres S.A.)

          Brazil                     Sao Paulo Stock Exchange


          Canada                     CDS (The Canadian Depository
                                      for Securities Ltd.)

          Czech Republic             Center for Securities (SCP)

          Denmark                    Euroclear Clearance System
                                     Vaerdipapircentralen

          Finland                    Euroclear Clearance System

          France                     SICOVAM (Societe Interprofessionelle la
                                      Compensacion des Valuers Mobilieres)

          Germany                    Kassenverein (Deutscher Kassenverein AG)

          Hong Kong                  Central Clearing and Settlement System

          Hungary                    Euroclear Clearance System
                                     OsterreicheKontrollbank

          Italy                      Monte Titoli, S.p.A

          Japan                      Japan Securities Depository Center

          Korea                      The Korean Central Depository

          Malaysia                   The Malaysian Central Depository

          Mexico                     Instituto para el Deposito de Valores

          Netherlands                NECIGEF (Netherlands Centraal Instit
                                      voor Giraal Effectenverkeer B.V.

          Norway                     Euroclear Clearance System
                                     Verdipapirsentralen

          Singapore                  Central Depository Pte Ltd.

          Spain                      Servicio de Compensacion y Liquidacion de
                                      Valores

          Sweden                     Euroclear Clearance System
                                     Vardepapperscentralen VPC AB

          Switzerland                SEGA (Schweizerische Effekten Giro A.G.)

          Taiwan                     Taiwan Securities Depository Co.

          Thailand                   Share Depository Center

          United Kingdom             Stock Exchange Talisman System



               PORTFOLIO TRANSACTIONS AND ALLOCATION OF BROKERAGE

          Many of the Fund's portfolio transactions are effected with dealers without the payment of brokerage commissions but at a net price which usually includes a spread or markup. In effecting such portfolio transactions on behalf of the Fund, IAI seeks the most favorable net price consistent with the best execution.

          Generally, however, the Fund must deal with brokers. IAI selects and (where applicable) negotiates commissions with the brokers who execute the transactions for the Fund. The primary criteria for the selection of a broker is the ability of the broker, in the opinion of IAI, to secure prompt execution of the transactions on favorable terms, including the reasonableness of the commission and considering the state of the market at the time. In selecting a broker, IAI may consider whether such broker provides brokerage and research services (as defined in the Securities Exchange Act of 1934). IAI may direct Fund transactions to brokers who furnish research services to IAI. Such research services include advice, both directly and in writing, as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities, as well as analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts. By allocating brokerage business in order to obtain research services for IAI, the Fund enables IAI to supplement its own investment research activities and allows IAI to obtain the views and information of individuals and research staffs of many different securities research firms prior to making investment decisions for the Fund. To the extent such commissions are directed to brokers who furnish research services to IAI, IAI receives a benefit, not capable of evaluation in dollar amounts, without providing any direct monetary benefit to the Fund from these commissions. Generally the Fund pays higher than the lowest commission rates available.

          IAI believes that most research services obtained by it generally benefit one or more of the investment companies or other accounts which it manages. Normally research services obtained through commissions paid by the managed fund investing in common stocks and managed accounts investing in common stocks would primarily benefit the fund and accounts.

          There is no formula for the allocation by IAI of the Fund's brokerage business to any broker-dealers for brokerage and research services. However, IAI will authorize the Fund to pay an amount of commission for effecting a securities transaction in excess of the amount of commission another broker would have charged only if IAI determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker viewed in terms of either that particular transaction or IAI's overall responsibilities with respect to the accounts as to which it exercises investment discretion.

          Although investment decisions for the Fund are made independently from other accounts as to which IAI gives investment advice, it may occasionally develop that the same security is suitable for more than one account. If and when more than one account simultaneously purchase or sell the same security, the transactions will be averaged as to price and allocated as to amount in accordance with arrangements equitable to the Fund and such accounts. The simultaneous purchase or sale of the same securities by the Fund and other accounts may have detrimental effects on the Fund, as they may affect the price paid or received by the Fund or the size of the position obtainable by the Fund.

          Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc. and subject to the policies set forth in the preceding paragraphs and such other policies as the Board of Directors of the

Fund may determine, IAI may consider sales of shares of the Fund as a factor in the selection of broker-dealers to execute the Fund's securities transactions.

                                  CAPITAL STOCK

    The Fund is a separate portfolio of IAI Investment Funds VI, Inc., a Minnesota corporation whose shares of common stock are currently issued in seven series (Series A through G). Each share of a series is entitled to participate pro rata in any dividends and other distributions of such series and all shares of a series have equal rights in the event of liquidation of that series. The Board of Directors of IAI Investment Funds VI, Inc. is empowered under the Articles of Incorporation of such company to issue other series of the company's common stock without shareholder approval. IAI Investment Funds VI, Inc., has authorized 10,000,000,000 shares of $.01 par value common stock to be issued as Series G common shares. The investment portfolio represented by such shares is referred to as IAI Aggressive Growth Fund.


                   NET ASSET VALUE AND PUBLIC OFFERING PRICE

    The portfolio securities in which the Fund invests fluctuate in value, and hence, for the Fund, the net asset value per share also fluctuates.

    The net asset value per share of the Fund is determined once daily as of the close of trading on the New York Stock Exchange on each business day on which the New York Stock Exchange is open for trading, and may be determined on additional days as required by the Rules of the Securities and Exchange Commission. The New York Stock Exchange is closed, and the net asset value per share of the Fund is not determined, on the following national holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.


                       PURCHASES AND REDEMPTIONS IN KIND

    In extraordinary circumstances, Fund shares may be purchased for cash or in exchange for securities which are permissible investments of a Fund, subject to IAI's discretion and its determination that the securities are acceptable. Securities accepted in exchange will be valued on the basis of market quotations, or if the market quotations are not available, by a method that IAI believes accurately reflects fair value. In addition, securities accepted in exchange are required to be liquid securities that are not restricted as to transfer. Also in extraordinary circumstances, if a shareholder so desires, and IAI so agrees, Fund shares may be redeemed in exchange for securities held by a Fund. Securities redeemed in exchange will be valued on the basis of market quotations, or if market quotations are not available, by a method that IAI believes accurately reflects fair value.


                                   TAX STATUS

    The tax status of the Fund and the distributions of the Fund are summarized in the Prospectus under "Dividends, Distributions and Tax Status."

    Under the Internal Revenue Code of 1986, as amended, (the "Code"), individual shareholders may not exclude any amount of distributions from Fund gross income that is derived from dividends; corporate shareholders, however, are permitted to deduct 70% of qualifying dividend distributions from domestic corporations. Such a deduction by a corporate shareholder will depend upon the portion of the Fund's gross income that is derived from dividends received from domestic corporations. Since it is anticipated that a portion of the net investment income of the Fund may derive from sources other than dividends from domestic corporations, a portion of the Fund's dividends may not qualify for this exclusion. Distributions designated as long-term capital gain distributions will be taxable to the shareholder as long-term capital gains regardless of how long the shareholder has held the shares. Such distributions will not be eligible for the dividends received exclusion referred to above.

    Ordinarily, distributions and redemption proceeds earned by Fund shareholders are not subject to withholding of federal income tax. However, the Fund is required to withhold 31% of a shareholder's distributions and redemption proceeds upon the occurrence of certain events specified in Section 3406 of the Code and regulations promulgated thereunder. These events include the failure of the Fund shareholder to supply the Fund with such shareholder's taxpayer identification number, and the failure of the Fund shareholder who is otherwise exempt from withholding to properly document such shareholder's status as an exempt recipient. Additionally, distributions may be subject to state and local income taxes, and the treatment thereunder may differ from the federal income tax consequences discussed above.

    If Fund shares are sold or otherwise disposed of more than one year from the date of acquisition, the difference between the price paid for the shares and the sales price will result in long-term capital gain or loss to the Fund shareholder if, as is usually the case, the Fund shares are a capital asset in the hands of the Fund shareholder at that time. However, under a special provision in the Code, if Fund shares with respect to which a long-term capital gain distribution has been, or will be, made are held for six months or less, any loss on the sale or other disposition of such shares will be long-term capital loss to the extent of such distribution.

    Under the Code, the Fund will be subject to a non-deductible excise tax equal to 4% of the excess, if any, of the amount of investment income and capital gains required to be distributed pursuant to the Code for each calendar year over the amount actually distributed. In order to avoid this excise tax, the Fund generally must declare dividends by the end of each calendar year representing 98% of the Fund's ordinary income for such calendar year and 98% of its capital gain net income, if any, for the twelve-month period ending October 31 of the same calendar year. The excise tax is not imposed, however, an undistributed income that is already subject to corporate income tax. It is the Fund's policy not to distribute capital gains until capital loss carryovers, if any, either are utilized or expire.

    Income received from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. It is impossible to determine the effective rate of foreign tax applicable to such income in advance since the precise amount of the Fund's assets to be invested in various countries is not known. Any amount of taxes paid by the Fund to foreign countries will reduce the amount of income available to the Fund for distributions to shareholders.

    The foregoing is a general and abbreviated summary of the Code and Treasury regulations in effect as of the date of the Fund's Prospectus and this Statement of Additional Information. The foregoing relates solely to the federal income tax law applicable to "U.S. persons," i.e., U.S. citizens and residents and U.S. domestic corporations, partnerships, trusts and estates. Shareholders who are not U.S. persons are encouraged to consult a tax adviser regarding the income tax consequences of acquiring shares of the Fund.


                        LIMITATION OF DIRECTOR LIABILITY

    Under Minnesota law, the Fund's Board of Directors owes certain fiduciary duties to the Fund and to its shareholders. Minnesota law provides that a director "shall discharge the duties of the position of director in good faith, in a manner the director reasonably believes to be in the best interest of the corporation, and with the care an ordinarily prudent person in a like position would exercise under similar circumstances." Fiduciary duties of a director of a Minnesota corporation include, therefore, both a duty of "loyalty" (to act in good faith and act in a manner reasonably believed to be in the best interests of the corporation) and a duty of "care" (to act with the care an ordinarily prudent person in a like position would exercise under similar circumstances). Minnesota law authorizes corporations to eliminate or limit the personal liability of a director to the corporation or its shareholders for monetary damages for breach of the fiduciary duty of "care." Minnesota law does not, however, permit a corporation to eliminate or limit the liability of a director
(i) for any breach of the director's duty of

"loyalty" to the corporation or its shareholders, (ii) for acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law, (iii) for authorizing a dividend, stock repurchase or redemption or other distribution in violation of Minnesota law or for violation of certain provisions of Minnesota securities laws, or (iv) for any transaction from which the director derived an improper personal benefit. The Articles of Incorporation of IAI Investment Funds VI, Inc., limit the liability of directors to the fullest extent permitted by Minnesota statutes, except to the extent that such liability cannot be limited as provided in the Investment Company Act of 1940 (which Act prohibits any provisions which purport to limit the liability of directors arising from such directors' willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of their role as directors).

    Minnesota law does not eliminate the duty of "care" imposed upon a director. It only authorizes a corporation to eliminate monetary liability for violations of that duty. Minnesota law, further, does not permit elimination or limitation of liability of "officers" of the corporation for breach of their duties as officers (including the liability of directors who serve as officers for breach of their duties as officers.) Minnesota law does not permit elimination or limitation of the availability of equitable relief, such as injunctive or rescissionary relief. Further, Minnesota law does not permit elimination or limitation of a director's liability under the Securities Act of 1933 or the Securities Exchange Act of 1934, and it is uncertain whether and to what extent the elimination of monetary liability would extend to violations of duties imposed on directors by the Investment Company Act of 1940 and the rules and regulations adopted under such Act.


                              FINANCIAL STATEMENTS

    The Fund undertakes to file a Post-Effective Amendment to its Registration Statement on or before the date of the Fund's effectiveness for the purpose of providing an audited balance sheet. Such audited balance sheet will be included in this Statement of Additional Information at that time.

                                    PART C


Item 24.  Financial Statements and Exhibits
-------   ---------------------------------

     (a)  Financial Statements  (Series A, C, E) (1)
                                (Series B, D) (2)
                                (Series F) (3)
                                (Series G) (4)
     (b)  Exhibits

          (1A)  Articles of Incorporation (5)

          (1B) Certificate of Designation (Series C, D, E) (6)

          (1C) Certificate of Designation (Series F) (7)

          (1D) Certificate of Designation (Series G)

          (2) Bylaws

          (5A) Investment Advisory Agreement (Series A, B, C, D, E, F) (5)

          (5B) Investment Advisory, Administrative Services and Shareholder Services Agreement

          (6A) Distribution and Shareholder Services Agreement (Series A, C, E)
               (1)

          (6B) Distribution and Shareholder Services Agreement (Series F) (3)

          (6C) Distribution and Shareholder Services Agreement (Series B, D, G)


          (6D) Dealer Sales Agreement (Series A, C, E) (1)

          (6E) Dealer Sales Agreement (Series F) (3)

          (6F) Dealer Sales Agreement (Series B, D, G)

          (6G) Shareholder Services Agreement (Series A, C, E) (1)

          (6H) Shareholder Services Agreement (Series F) (3)

          (6I) Shareholder Services Agreement (Series B, D, G)

          (8A) Custodian Agreement (Series A, B, C, D, E, F) (5)

          (8B) Custodian Agreement (Series G)

          (9) Administrative Agreement (Series A, B, C, D, E, F) (7)

          (15A)  Plan of Distribution (Series A, C, E) (1)

          (15A)  Plan of Distribution (Series B, D) (3)

                                     IIII-1

           (16) Calculation of Performance Data (6)

___________________

(1) Incorporated by reference to Post-Effective Amendment to Registrant's Registration Statement on Form N-1A filed on July 31, 1995.

(2) Incorporated by reference to Post-Effective Amendment to Registrant's Registration Statement on Form N-1A filed on March 30, 1995.

(3) Incorporated by reference to Post-Effective Amendment to Registrant's Registration Statement on Form N-1A filed on June 1, 1995.

(4)  To be filed by Post-Effective Amendment on or before February 1, 1996.

(5) Incorporated by reference to Post-Effective Amendment to Registrant's Registration Statement on Form N-1A filed on June 3, 1993.

(6) Incorporated by reference to Post-Effective Amendment to Registrant's Registration Statement on Form N-1A filed on February 7, 1992.

(7) Incorporated by reference to Post-Effective Amendment to Registrant's Registration Statement on Form N-1A filed on October 30, 1992.

Item 25.  Persons Controlled by or Under Common Control with Registrant.
-------   -------------------------------------------------------------

          See the sections of the Prospectus entitled "Management" and "Description of Common Stock" and the section of the Statement of Additional Information entitled "Management," filed as part of this Registration Statement.

Item 26.  Number of Holders Securities.
-------   ----------------------------

                                                                                  Number of Record Holders
Portfolio                        Title of Class                                    as of October 31, 1995
---------                        --------------                                    ----------------------

IAI Investment Funds VI, Inc.    Common Stock (Series A)                                     6,832
                                 Common Stock (Series B)                                       704
                                 Common Stock (Series C)                                     3,416
                                 Common Stock (Series D)                                       683
                                 Common Stock (Series E)                                       261
                                 Common Stock (Series F)                                     1,911
                                 Common Stock (Series G)                                       N/A

 Item 27.  Indemnification.
-------   ---------------

     No change from information supplied in Pre-Effective Amendment No. 1, filed on July 22, 1991.

Item 28.  Business and Other Connections of Investment Adviser.
-------   ----------------------------------------------------

     Information on the business of Investment Advisers, Inc. ("IAI") is described in the Prospectus section "Management" and in Part B of this Registration Statement in the section "Management."

     The senior officers and directors of IAI and their titles are as follows:

                                     IIII-2

Name                                    Title
----                                    -----

Jeffrey R. Applebaum                    Senior Vice President
Charles P. Barrington                   Director
Scott Allen Bettin                      Senior Vice President
Richard Oliver Bernays                  Director
Archie Campbell Black, III              Senior Vice President/Treasurer
Julian Peavey Carlin                    Senior Vice President
Stephen C. Coleman                      Senior Vice President
Hugh Freedberg                          Chairman
Larry Ray Hill                          Executive Vice President/Director
Anne Florence Holloran                  Senior Vice President
Richard A. Holway                       Senior Vice President
Irving Philip Knelman                   Executive Vice President/Director
Rick D. Leggott                         Senior Vice President
Timothy A. Palmer                       Senior Vice President
Douglas Rugh Platt                      Senior Vice President
Andrew Scott Plummer                    Director
Noel Paul Rahn                          Chief Executive Officer/Director
R. David Spreng                         Senior Vice President
Christopher John Smith                  Senior Vice President/Secretary
Eric St. C. Stobart                     Director
Richard Edward Struthers                Executive Vice President/Director
Suzanne F. Zak                          Senior Vice President

     All of such persons have been affiliated with IAI for more than two years except Messrs. Barrington, Bernays, Freedberg, Plummer and Stobart. Prior to being appointed to the Board of IAI in 1993, Mr. Bernays was and remains Chief Executive Officer of Hill Samuel Investment Management Group Ltd., 10 Fleet Place, Limeburner Lane, London, England EC4M 7RH, since 1992. Prior to being appointed to the Board in 1994, Mr. Barrington was and remains Managing Director of Hill Samuel Bank, 100 Wood Street, London, England EC2P 2AJ, since 1991. Prior to being appointed to the Board in 1994, Mr. Freedberg was and remains Chief Executive of TSB Group plc, Hill Samuel Division, 100 Wood Street, London, England EC2P 2AJ, since 1991. Prior to being appointed to the Board in 1994, Mr. Plummer was and remains Legal Adviser to TSB Group plc, 60 Lombard Street, London, England EC3V 9DN, since 1988. Prior to being appointed to the Board in 1994, Mr. Stobart was and remains Director of Hill Samuel Bank, 100 Wood Street, London, England EC2P 2AJ, since 1977.

     Certain directors and officers of IAI are directors and/or officers of the Registrant, as described in the section of the Statement of Additional Information entitled "Management," filed as a part of this Registration Statement.

     The address of the officers and directors of IAI is that of IAI, which is 3700 First Bank Place, P. O. Box 357, Minneapolis, Minnesota 55440.

     Certain of the officers and directors of IAI also serve as officers and directors of IAI International Ltd. Both IAI and IAI International are wholly-owned subsidiaries of Hill Samuel Group BV, a London-based merchant banking and financial services firm which, in turn, is owned by TSB Group plc, a publicly-held financial services organization based in London, England. The senior officers and directors of IAI International and their titles are as follows:

Name                                    Title
----                                    -----

Noel Paul Rahn                          Chairman of the Board of Directors
Richard Bernays                         Director

                                     IIII-3

Roy C. Gillson                          Chief Investment Officer/Director
Anne F. Holloran                        Senior Vice President/Director
Irving Philip Knelman                   Director
Hilary Fane                             Deputy Chief Investment Officer/Director
Feidhlim O'Broin                        Associate Director
Elizabeth Gold                          Associate Director


     Certain of the officers and directors of IAI also serve as officers and directors of IAI Trust Company, a wholly-owned subsidiary of IAI. The officers and directors of IAI Trust Company and their titles are as follows:

Name                                    Title
----                                    -----

Richard E. Struthers                    Chairman of the Board
John G. Flesch                          Director/President
Christopher J. Smith                    Director/Secretary
Archie C. Black                         Director/Treasurer
Christie Haagensen                      Director of Trust Services


Item 29.  Principal Underwriters
-------   ----------------------

     (a) IAI Securities is also the principal underwriter for IAI
Investment Funds I, Inc., IAI Investment Funds II, Inc., IAI Investment Funds III, Inc., IAI Investment Funds IV, Inc., IAI Investment Funds V, Inc., IAI Investment Funds VII, Inc., and IAI Investment Funds VIII, Inc.

     (b) The officers and directors of IAI Securities and the positions, if any, such officers and directors hold with the Registrant are set forth below. The business address of such persons is 3700 First Bank Place, Minneapolis, Minnesota 55402.

Name and Principal       Positions and Offices    Positions and Offices
Business Address            with Underwriter         with Registrant
----------------------  ------------------------  ---------------------

Noel P. Rahn            Chairman of the Board     Chairman of the Board

Richard E. Struthers    President/Director        President/Director

Douglas R. Platt        Vice President/Director   None

R. David Spreng         Vice President/Director   None

Christopher J. Smith    Secretary                 None

Archie C. Black, III    CFO/Treasurer             Treasurer

William C. Joas         Chief Compliance Officer  Secretary


Item 30.   Location of Accounts and Records.
-------    --------------------------------

     The Custodian for Registrant is Norwest Bank Minnesota, N.A., Norwest Center, Sixth & Marquette, Minneapolis, Minnesota 55479. The Custodian maintains records of all cash transactions of Registrant. All other books and records of Registrant, including books and records of Registrant's investment portfolios, are maintained
                                     IIII-4
by IAI. IAI also acts as Registrant's transfer agent and dividend disbursing agent, at 3700 First Bank Place, Minneapolis, Minnesota 55402.

Item 31.  Management Services.
-------   -------------------

          Not applicable.

Item 32.  Undertakings.
-------   ------------

     (a)  Not applicable.

     (b) Registrant undertakes to file a post-effective amendment, using financial statements which need not be certified, within four to six months from the effective date of the registration of Registrant's Series G Common Stock.

     (c) Registrant undertakes to furnish each person to whom a prospectus is delivered a copy of its latest annual report to shareholders, upon request and without change.

                                     IIII-5

                                  SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, Registrant certifies that it meets all of the requirements for effectiveness of its Post-Effective Amendment to its Registration Statement pursuant to Rule 485(a) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Minneapolis, and State of Minnesota, on the 17th day of November, 1995.


                             IAI INVESTMENT FUNDS VI, INC.
                                 (Registrant)


                             By  /s/ Richard E. Struthers, President
                                 -----------------------------------
                               Richard E. Struthers , President



     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:


/s/ Richard E. Struthers       President (principal      November 17, 1995
------------------------        executive officer)
Richard E. Struthers            & Director


/s/ Archie C. Black III        Treasurer (principal      November 17, 1995
-----------------------         financial and
Archie C. Black III             accounting officer)



Noel P. Rahn (1)
Director

Madeline Betsch (1)
Director

W. William Hodgson (1)
Director

George R. Long (1)
Director

J. Peter Thompson (1)
Director

Charles H. Withers (1)
Director


/s/ William C. Joas                                      November 17, 1995
-------------------
William C. Joas,
Attorney-in-fact

(1) Registrant's directors executing Powers of Attorney dated August 18, 1993, and filed with the Commission on February 7, 1994.

                                 EXHIBIT INDEX
                                 -------------


Exhibit No.   Exhibit Description                            Sequential Page No.
-----------   -------------------                            -------------------

   1D         Certificate of Designation (Series G)
   2          Bylaws of IAI Investment Funds VI, Inc.
   5B         Investment Advisory, Administrative Services
              and Shareholder Services Agreement
   6C         Distribution and Shareholder Services Agreement
   6F         Dealer Sales Agreement
   6I         Shareholder Services Agreement
   8B         Custodian Agreement